Document and Entity Information (USD $)	12 Months Ended
	May 31, 2011	Nov. 30, 2010
Document And Entity Information [Abstract]
Document type	10-K
Document period end date	May 31, 2011
Amendment flag	false
Entity registrant name	RPM INTERNATIONAL INC/DE/
Entity central index key	0000110621
Entity current reporting status	Yes
Entity voluntary filers	No
Current fiscal year end date	--05-31
Entity filer category	Large Accelerated Filer
Entity well known seasoned issuer	Yes
Entity common stock shares outstanding	131,121,282
Entity public float		$ 2,622,432,932
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Balance Sheets (USD $) In Thousands	May 31, 2011	May 31, 2010
Current Assets
Cash and cash equivalents	$ 435,011	$ 215,355
Trade accounts receivable (less allowances of $27,597 and $20,525, respectively)	712,863	633,910
Inventories	463,120	386,982
Deferred income taxes	17,764	19,788
Prepaid expenses and other current assets	239,212	194,126
Total current assets	1,867,970	1,450,161
Property, Plant and Equipment, at Cost	998,245	924,086
Allowance for depreciation and amortization	(608,218)	(541,559)
Property, plant and equipment, net	390,027	382,527
Other Assets
Goodwill	831,489	768,244
Other intangible assets, net of amortization	312,867	303,159
Deferred income taxes, non-current	0	0
Other	112,676	99,933
Total other assets	1,257,032	1,171,336
Total Assets	3,515,029	3,004,024
Current Liabilities
Accounts payable	358,790	299,596
Current portion of long-term debt	2,549	4,307
Accrued compensation and benefits	156,981	136,908
Accrued loss reserves	57,645	65,813
Other accrued liabilities	159,324	124,870
Total current liabilities	735,289	631,494
Long-Term Liabilities
Long-term debt, less current maturities	1,106,304	924,308
Other long-term liabilities	224,026	243,829
Deferred income taxes	62,042	43,152
Total long-term liabilities	1,392,372	1,211,289
Stockholders Equity
Preferred stock, par value $0.01; authorized 50,000 shares; none issued	0	0
Common stock, par value $0.01; authorized 300,000 shares; issued 134,406 and outstanding 130,580 as of May 2011; issued 132,219 and outstanding 129,918 as of May 2010	1,306	1,299
Paid-in capital	735,245	724,089
Treasury stock, at cost	62,495	40,686
Accumulated other comprehensive income (loss)	6,073	(107,791)
Retained earnings	583,035	502,562
Total RPM International Inc. stockholders' equity	1,263,164	1,079,473
Noncontrolling interest	124,204	81,768
Total Equity	1,387,368	1,161,241
Total Liabilities and Stockholders Equity	$ 3,515,029	$ 3,004,024

Consolidated Balance Sheet (Parentheticals) (USD $) In Thousands, except Per Share data	May 31, 2011	May 31, 2010
Consolidated Balance Sheets [Abstract]
Trade accounts receivable allowances	$ 27,597	$ 20,525
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	50,000	50,000
Preferred stock, issued	0	0
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	300,000	300,000
Common stock, issued	134,406	132,219
Common stock, outstanding	130,580	129,918

Consolidated Statements of Income (USD $) In Thousands, except Per Share data	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
CONSOLIDATED STATEMENTS OF INCOME [ABSTRACT]
Net Sales	$ 3,381,841	$ 3,412,716	$ 3,368,167
Cost of Sales	(1,980,974)	(1,977,341)	(2,015,078)
Gross Profit	1,400,867	1,435,375	1,353,089
Selling, General and Administrative Expenses	(1,056,069)	(1,107,278)	(1,096,505)
Goodwill and Other Intangible Asset Impairments			(15,462)
Net loss upon deconsolidation of SPHC		(7,946)
Interest Expense	(65,427)	(59,273)	(54,460)
Investment Expense (Income), Net	15,682	7,576	(5,794)
Income Before Income Taxes	295,053	268,454	180,868
Provision for Income Taxes	(91,885)	(87,327)	(61,252)
Net Income	203,168	181,127	119,616
Less: Net Income Attributable to Noncontrolling Interests	14,110	1,090	0
Net Income Attributable to RPM International Inc. Stockholders	$ 189,058	$ 180,037	$ 119,616
Average Number of Shares of Common Stock Outstanding:
Basic	127,403	127,047	126,373
Diluted	128,066	127,731	127,689
Earnings Per Share of Common Stock Attributable to RPM International Inc. Stockholders:
Basic Earnings Per Share	$ 1.46	$ 1.4	$ 0.93
Diluted Earnings Per Share	$ 1.45	$ 1.39	$ 0.93
Cash Dividends Declared per Share of Common Stock	$ 0.835	$ 0.815	$ 0.79

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Cash Flows From Operating Activities:
Net Income	$ 203,168	$ 181,127	$ 119,616
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	52,385	61,823	62,379
Amortization	20,368	22,430	22,765
Net loss upon deconsolidation of SPHC		7,946
Goodwill and other intangible asset impairments			15,462
Other-than-temporary impairments on marketable securities	693	260	15,062
Deferred income taxes cash flow	7,708	32,485	2,468
Stock-based compensation expense	12,282	10,030	8,008
Other	(1,086)	(1,768)	(1,316)
Changes in assets and liabilities, net of effect from purchases and sales of businesses:
Decrease (increase) in receivables	(70,440)	(17,748)	181,617
Decrease (increase) in inventory	(71,523)	(15,059)	75,014
Decrease (increase) in prepaid expenses and other current and long-term assets	(22,645)	2,230	18,024
(Decrease) increase in accounts payable	55,896	19,638	(119,327)
(Decrease) increase in accrued compensation and benefits	19,564	7,206	(29,039)
(Decrease) increase in accrued loss reserves	(8,198)	(2,705)	5,167
(Decrease) increase in other accrued liabilities	28,235	42,079	(14,040)
Payments made for asbestos-related claims		(92,621)	(69,417)
Other	11,759	(53,417)	(25,448)
Cash From (Used For) Operating Activities	238,166	203,936	266,995
Cash Flows From Investing Activities:
Capital expenditures	(39,826)	(23,241)	(54,986)
Acquisition of businesses, net of cash acquired	(38,972)	(73,985)	(16,669)
Purchase of marketable securities	(92,060)	(105,364)	(75,410)
Proceeds from sales of marketable securities	77,035	93,972	65,862
Proceeds from sales of assets and businesses	1,301	1,892	852
Decrease in cash due to deconsolidation of SPHC		(18,568)
Other	(13,418)	(1,659)	(1,196)
Cash (Used For) Investing Activities	(105,940)	(126,953)	(81,547)
Cash Flows From Financing Activities:
Additions to long-term and short-term debt	200,499	314,059	56,816
Reductions of long-term and short-term debt	(24,502)	(319,642)	(51,412)
Cash dividends	(108,585)	(105,430)	(101,836)
Repurchase of stock	(21,811)		(45,360)
Exercise of stock options	12,116	14,667	3,188
Proceeds From Payments For Other Financing Activities	0	(2,283)	0
Cash (Used For) Financing Activities	57,717	(98,629)	(138,604)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	29,713	(16,386)	(24,708)
Net Change in Cash and Cash Equivalents	219,656	(38,032)	22,136
Cash and Cash Equivalents at Beginning of Period	215,355	253,387	231,251
Cash and Cash Equivalents at End of Period	435,011	215,355	253,387
Supplemental Cash Flow Information [Abstract]
Interest Paid	62,892	53,897	51,316
Income Taxes Paid	67,380	45,090	62,930
Cash Flow Noncash Investing And Financing Activities Disclosure [Abstract]
Debt from business combinations	0	2,991	20
Issuance of stock for convertible-bond redemption			$ 150,612

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (USD $) In Thousands	Total	Common Stock [Member]	Paid-In Capital [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Retained Earnings [Member]	Total RPM International Inc Equity [Member]	Noncontrolling Interests [Member]	Total Comprehensive Income (Loss) [Member]	EITF 064 [Member]	EITF 064 [Member] Retained Earnings [Member]	EITF 064 [Member] Total RPM International Inc Equity [Member]	Restatement Adjustment [Member]	Restatement Adjustment [Member] Common Stock [Member]	Restatement Adjustment [Member] Paid-In Capital [Member]	Restatement Adjustment [Member] Treasury Stock [Member]	Restatement Adjustment [Member] Accumulated Other Comprehensive Income (Loss) [Member]	Restatement Adjustment [Member] Retained Earnings [Member]	Restatement Adjustment [Member] Total RPM International Inc Equity [Member]	Restatement Adjustment [Member] Noncontrolling Interests [Member]	Restatement Adjustment [Member] Total Comprehensive Income (Loss) [Member]
Balance At at May. 31, 2008	$ 1,136,556	$ 1,222	$ 627,915	$ (6,057)	$ 101,162	$ 412,314	$ 1,136,556	$ 0	$ 0	$ (2,139)	$ (2,139)	$ (2,139)	$ 1,134,417	$ 1,222	$ 627,915	$ (6,057)	$ 101,162	$ 410,175	$ 1,134,417	$ 0	$ 0
Beginning Balance, Shares Outstanding at May. 31, 2008		122,189												122,189
Net Income	119,616					119,616	119,616		119,616
Translation gain and other	(132,719)				(132,719)		(132,719)		(132,719)
Dividends paid	(101,836)					(101,836)	(101,836)
Issuance of stock for convertible bond redemption, including deferred tax benefit of $7,174	157,786	80	157,706				157,786
Issuance of stock for convertible bond redemption, shares		8,030
Shares repurchased	(43,369)	(24)		(43,345)			(43,369)
Shares repurchased, shares		(2,355)
Stock option exercises, net	2,961	2	3,041	(82)			2,961
Stock Options exercised, net, Shares		254
Stock based compensation expense	2,743		2,743				2,743
Restricted stock awards, net	4,072	5	5,036	(969)			4,072
Restricted stock awards, net, shares		383
Balance At at May. 31, 2009	1,143,671	1,285	796,441	(50,453)	(31,557)	427,955	1,143,671	0	(13,103)
Ending Balance, Shares Outstanding at May. 31, 2009		128,501
Net Income	181,127					180,037	180,037	1,090	181,127
Translation gain and other	(83,454)				(83,454)		(83,454)		(83,454)
Dividends paid	(105,430)					(105,430)	(105,430)
Stock option exercises, net	12,351	10	12,341				12,351
Stock Options exercised, net, Shares		981
Stock based compensation expense	3,852		3,852				3,852
Restricted stock awards, net	6,211	4	(3,560)	9,767			6,211
Restricted stock awards, net, shares		436
Deconsolidation of SPHC	2,913		(84,985)		7,220		(77,765)	80,678
Balance At at May. 31, 2010	1,161,241	1,299	724,089	(40,686)	(107,791)	502,562	1,079,473	81,768	97,673
Ending Balance, Shares Outstanding at May. 31, 2010		129,918
Net Income	203,168					189,058	189,058	14,110	203,168
Translation gain and other	128,957				113,864		113,864	15,093	128,957
Dividends paid	(108,585)					(108,585)	(108,585)
Other noncontrolling interest activity	0		(13,233)				(13,233)	13,233
Shares repurchased	(17,948)	(10)	10	(17,948)			(17,948)
Shares repurchased, shares		(1,036)
Stock option exercises, net	9,898	8	10,397	(507)			9,898
Stock Options exercised, net, Shares		784
Stock based compensation expense	3,855		3,855				3,855
Restricted stock awards, net	6,782	9	10,127	(3,354)			6,782
Restricted stock awards, net, shares		914
Balance At at May. 31, 2011	$ 1,387,368	$ 1,306	$ 735,245	$ (62,495)	$ 6,073	$ 583,035	$ 1,263,164	$ 124,204	$ 332,125
Ending Balance, Shares Outstanding at May. 31, 2011		130,580

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
May 31, 2011
Accounting Policies Abstract
Significant Accounting Policies Text Block

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2011, 2010, 2009

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1) Consolidation, Noncontrolling Interests and Basis of Presentation

Our financial statements include all of our majority-owned subsidiaries, except for certain subsidiaries that were deconsolidated on May 31, 2010 (please refer to Note A(2)). We account for our investments in less-than-majority-owned joint ventures under the equity method. Effects of transactions between related companies, except for certain subsidiaries that were deconsolidated, are eliminated in consolidation.

Noncontrolling interests are presented in our Consolidated Financial Statements as if parent company investors (controlling interests) and other minority investors (noncontrolling interests) in partially-owned subsidiaries have similar economic interests in a single entity. As a result, investments in noncontrolling interests are reported as equity in our Consolidated Financial Statements. Additionally, our Consolidated Financial Statements include 100% of a controlled subsidiary's earnings, rather than only our share. Transactions between the parent company and noncontrolling interests are reported in equity as transactions between stockholders, provided that these transactions do not create a change in control.

Our business is dependent on external weather factors. Historically, we have experienced strong sales and net income in our first, second and fourth fiscal quarters comprising the three-month periods ending August 31, November 30 and May 31, respectively, with weaker performance in our third fiscal quarter (December through February).

Certain reclassifications have been made to prior year amounts to conform to the current year presentation.

2) Deconsolidation of Specialty Products Holding Corp. (“SPHC”)

On May 31, 2010, Bondex International, Inc. (“Bondex”) and its parent, SPHC, filed Chapter 11 reorganization proceedings in the United States Bankruptcy Court for the District of Delaware. SPHC is our wholly owned subsidiary. In accordance with Accounting Standards Codification (“ASC”) 810, when a subsidiary becomes subject to the control of a government, court, administrator, or regulator, deconsolidation of that subsidiary is generally required. We have therefore deconsolidated SPHC and its subsidiaries from our balance sheet as of May 31, 2010, and have eliminated the results of SPHC's operations from our results of operations beginning on that date. We believe we have no responsibility for liabilities of SPHC and Bondex. As a result of the Chapter 11 reorganization proceedings, on a prospective basis we will continue to account for our investment in SPHC under the cost method.

We had a net receivable from SPHC at May 31, 2010, that we expect will remain unchanged until the bankruptcy proceedings have been finalized. Included in this net amount are receivables and payables, which we concluded we have the right to report as a net amount based on several factors, including the fact that all amounts are determinable, the balances are due to and from our subsidiaries, and we have been given reasonable assurance that netting the applicable receivables and payables would remain legally enforceable. We analyzed our net investment in SPHC as of May 31, 2010, which included a review of our advances to SPHC, an assessment of the collectibility of our net receivables due from SPHC, and a computation of the gain to be recorded upon deconsolidation based on the carrying amount of our investment in SPHC. In accordance with GAAP, the gain on deconsolidation related to the carrying amount of net assets of SPHC at May 31, 2010, was calculated in accordance with ASC 810-10-40-5, as follows:

a)       the aggregate of (1) the fair value of consideration received, (2) the fair value of any retained noncontrolling investment in the former subsidiary at the date the subsidiary is deconsolidated, and (3) the carrying amount of any noncontrolling interest in the former subsidiary; less

b)       the carrying amount of the former subsidiary's assets and liabilities.

In determining the carrying value of any retained noncontrolling investment in SPHC at the date of deconsolidation we considered several factors, including analyses of cash flows combined with various assumptions relating to the future performance of this entity and a discounted value of SPHC's recorded asbestos-related contingent obligations based on information available to us as of the date of deconsolidation. The discounted cash flow approach relies primarily on Level 3 unobservable inputs, whereby expected future cash flows are discounted using a rate that includes assumptions regarding an entity's average cost of debt and equity, incorporates expected future cash flows based on internal business plans, and applies certain assumptions about risk and uncertainties due to the bankruptcy filing. Our estimates are based upon assumptions we believe to be reasonable, but which by nature are uncertain and unpredictable. As a result of this analysis, we determined that the carrying value of our retained interest in SPHC approximated zero.

As a result of the combined analyses of each of the components of our net investment in SPHC, we recorded a net loss of approximately  $7.9 million during the fourth fiscal quarter of the year ended May 31, 2010. No changes have been made to these amounts through May 31, 2011.

3) Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated subsequent events through the date the Consolidated Financial Statements were filed with the Securities and Exchange Commission.

4) Acquisitions/Divestitures

We account for business combinations using the acquisition method of accounting and, accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date.

During the fiscal year ended May 31, 2011, we completed six acquisitions, all of which report through our industrial reportable segment. The acquired product lines and assets included the following: a supplier and installer of industrial flooring systems based in Norway; a product line that includes biodegradable modular systems for vegetated roofs; a manufacturer of polyurethane and epoxy coatings for waterproofing and industrial flooring based in Germany; a supplier of sealants, tapes and membranes for construction markets based in Turkey; a supplier of curb, bridge and channel drainage products for construction and infrastructure markets based in the U.K.; and a manufacturer of synthetic fibers engineered for use as a secondary reinforcement in ready mix concrete and cement-based building products. During the fiscal year ended May 31, 2010, we completed seven acquisitions, the majority of which report through our industrial reportable segment. Our fiscal 2010 acquisitions included the following: a manufacturer and installer of expansion joints and waterproofing systems for bridge decks and parking structures based in the U.K.; a supplier and installer of polymer flooring systems based in Australia; a Dutch manufacturer of industrial cleaners and specialty coatings; a U.K.-based fiberglass safety products supplier; a manufacturer of specialty resin-flooring products based in Ireland; a majority interest in a corrosion-control coatings manufacturer in India; and certain assets, including intangibles, of a U.S. manufacturer of specialty corrosion control products. The purchase price for each acquisition has been allocated to the estimated fair values of the assets acquired and liabilities assumed as of the date of acquisition. These acquisitions have been aggregated by year of purchase in the following table:

	Fiscal 2011 Acquisitions			Fiscal 2010 Acquisitions
(In thousands)	Weighted-Average Intangible Asset Amortization Life (In Years)	Total		Weighted-Average Intangible Asset Amortization Life (In Years)	Total

Current assets		$15,221			$34,446
Property, plant and equipment		3,016			11,378
Goodwill	N/A	16,265		N/A	43,007
Tradenames - indefinite lives	N/A	-		N/A	6,642
Other intangible assets	11	13,493		6	15,026
Other long-term assets		2			242

Total Assets Acquired		$47,997			$110,741

Liabilities assumed		(9,776)			(32,309)

Net Assets Acquired		$38,221	(1)		$78,432	(2)

(1) Figure includes cash acquired of $0.8 million.
(2) Figure includes cash acquired of $5.2 million and reductions to net assets acquired for $0.8 million for purchase accounting adjustments relating to prior period acquisitions.

Our Consolidated Financial Statements reflect the results of operations of acquired businesses as of their respective dates of acquisition. Pro-forma results of operations for the years ended May 31, 2011 and May 31, 2010 were not materially different from reported results and, consequently, are not presented.

5) Foreign Currency

The functional currency for each of our foreign subsidiaries is its local currency. Accordingly, for the periods presented, assets and liabilities have been translated using exchange rates at year end, while income and expense for the periods have been translated using a weighted-average exchange rate.

The resulting translation adjustments have been recorded in accumulated other comprehensive income (loss), a component of stockholders' equity, and will be included in net earnings only upon the sale or liquidation of the underlying foreign investment, neither of which is contemplated at this time. Transaction gains and losses have been immaterial during the past three fiscal years.

6) Cash and Cash Equivalents

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. We do not believe we are exposed to any significant credit risk on cash and cash equivalents. The carrying amounts of cash and cash equivalents approximate fair value.

7) Property, Plant & Equipment

May 31,	2011	2010
(In thousands)
Land	$35,481	$33,026
Buildings and leasehold improvements	277,268	257,554
Machinery and equipment	685,496	633,506
Total property, plant and equipment, at cost	998,245	924,086
Less: allowance for depreciation and amortization	608,218	541,559
Property, plant and equipment, net	$390,027	$382,527

We review long-lived assets for impairment when circumstances indicate that the carrying values of these assets may not be recoverable. For assets that are to be held and used, an impairment charge is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets are less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded for the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, internal appraisals or external appraisals, as applicable. Assets to be disposed of are carried at the lower of their carrying value or estimated net realizable value.

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements              3 to 25 years

Buildings and improvements              3 to 50 years

Machinery and equipment              1 to 25 years

Total depreciation expense for each fiscal period includes the charges to income that result from the amortization of assets recorded under capital leases.

8) Revenue Recognition

Revenues are recognized when realized or realizable, and when earned. In general, this is when title and risk of loss pass to the customer. Further, revenues are realizable when we have persuasive evidence of a sales arrangement, the product has been shipped or the services have been provided to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. We reduce our revenues for estimated customer returns and allowances, certain rebates, sales incentives, and promotions in the same period the related sales are recorded.

We also record revenues generated under long-term construction contracts, mainly in connection with the installation of specialized roofing and flooring systems, and related services. Certain long-term construction contracts are accounted for under the percentage-of-completion method, and therefore we record contract revenues and related costs as our contracts progress. This method recognizes the economic results of contract performance on a timelier basis than does the completed-contract method; however, application of this method requires reasonably dependable estimates of progress toward completion, as well as other dependable estimates. When reasonably dependable estimates cannot be made, or if other factors make estimates doubtful, the completed contract method is applied. Under the completed contract method, billings and costs are accumulated on the balance sheet as the contract progresses, but no revenue is recognized until the contract is complete or substantially complete.

9) Shipping Costs

Shipping costs paid to third-party shippers for transporting products to customers are included in selling, general and administrative expenses. For the years ended May 31, 2011, 2010 and 2009, shipping costs were  $103.0 million,  $101.7 million and  $108.8 million, respectively.

10) Inventories

Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out (FIFO) basis and market being determined on the basis of replacement cost or net realizable value. Inventory costs include raw materials, labor and manufacturing overhead. Inventories were composed of the following major classes:

May 31,	2011	2010
(In thousands)
Raw material and supplies	$142,133	$123,144
Finished goods	320,987	263,838
Total Inventory	$463,120	$386,982

11) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with the provisions of ASC 350 and account for business combinations using the acquisition method of accounting and accordingly, the assets and liabilities of the entities acquired are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price paid over the fair value of net assets acquired, including the amount assigned to identifiable intangible assets.

We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter, using a fair-value approach at the reporting unit level. Our reporting units have been identified at the component level, which is the operating segment level or one level below. The annual goodwill impairment assessment involves estimating the fair value of each reporting unit and comparing it with its carrying amount. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to determine and recognize, if appropriate, an impairment loss. Calculating the fair value of the reporting units requires our significant use of estimates and assumptions. We estimate the fair values of our reporting units by applying a combination of third-party market-value indicators, when observable market data is available, and discounted future cash flows to each of our reporting unit's projected EBITDA. In applying this methodology, we rely on a number of factors, including actual and forecasted operating results and market data.

For the fiscal years ended May 31, 2011 and 2010, our fair value determinations did not indicate any impairment of our goodwill balances. However, for the fiscal year ended May 31, 2009, our fair value determinations indicated potential goodwill impairment for one of our reporting units. Therefore, our fiscal 2009 tests included the establishment of a fair value estimate of each tangible and intangible asset for that reporting unit. This process required our estimation of the discounted cash flows expected to be generated by each asset in addition to independent asset appraisals, as deemed appropriate. Our cash flow estimates were based on our historical experience and our internal business plans, and appropriate discount rates were applied. This testing resulted in an impairment charge related to a reduction of the carrying value of goodwill in the amount of  $14.9 million at this reporting unit for the fiscal year ended May 31, 2009. The goodwill impairment resulted primarily from soft domestic commercial construction sales coupled with continued low cash flow projections for this reporting unit.

Additionally, we test all indefinite-lived intangible assets for impairment annually. We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter. The annual impairment assessment involves estimating the fair value of each indefinite-lived asset and comparing it with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we record an impairment loss equal to the difference. Calculating the fair value of the indefinite-lived assets requires our significant use of estimates and assumptions. We estimate the fair values of our intangible assets by applying a relief-from-royalty calculation, which includes discounted future cash flows related to each of our intangible asset's projected revenues. In applying this methodology, we rely on a number of factors, including actual and forecasted revenues and market data. The results of our annual impairment test for the fiscal years ended May 31, 2011 and 2010 did not result in any impairment; however, the tests performed during the fiscal year ended May 31, 2009 resulted in a reduction in the carrying value of certain indefinite-lived tradenames of  $0.5 million. The impairment resulted from continued slow sales associated with the ongoing declines in residential housing construction during fiscal 2009.

Should the future earnings and cash flows at our reporting units decline and/or discount rates increase, future impairment charges to goodwill and other intangible assets may be required.

12) Advertising Costs

Advertising costs are charged to operations when incurred and are included in SG&A expenses. For the years ended May 31, 2011, 2010 and 2009, advertising costs were  $33.3 million,  $39.4 million and  $36.2 million, respectively.

13) Research and Development

Research and development costs are charged to operations when incurred and are included in selling, general and administrative expenses. The amounts charged to expense for the years ended May 31, 2011, 2010 and 2009 were  $40.9 million,  $41.3 million and  $40.1 million, respectively.

14) Cost Reduction Initiatives

During fiscal 2009, we undertook various actions to lower the fixed cost base of certain of our businesses in response to the volatile economic environment at that time. As a result of those cost reduction measures, which included personnel reductions, during fiscal 2009 we incurred employee separation costs of  $20.3 million in pretax charges. Of the  $20.3 million incurred,  $14.6 million was related to our industrial reportable segment (“industrial segment”) and  $5.5 million was related to our consumer reportable segment (“consumer segment”), with the remainder recognized at the nonoperating level. These costs, all of which were cash costs, were reflected within SG&A expenses on our fiscal 2009 Consolidated Statements of Income. At May 31, 2009, the balance included in other accrued liabilities in our Consolidated Balance Sheets for these initiatives totaled approximately  $5.2 million. We incurred an additional  $5.2 million of various new cost reduction initiatives during fiscal 2010, and paid  $4.5 million in cash for existing accruals, for an ending balance in this accrual of  $5.9 million at May 31, 2010. There were no significant changes in these accounts during fiscal 2011.

15) Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors, which may include restricted stock, stock options and stock appreciation rights (“SARs”). We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period. Refer to Note H, “Stock-Based Compensation,” for further information.

16) Investment (Income) Expense, Net

Investment (income) expense, net, consists of the following components:

Year Ended May 31	2011	2010	2009
(In thousands)
Interest (income)	$(5,058)	$(4,035)	$(5,935)
(Gain) on sale of marketable securities	(9,675)	(2,160)	(1,577)
Other-than-temporary impairment on securities	693	260	15,062
Dividend (income)	(1,642)	(1,641)	(1,756)

Investment (income) expense, net	$(15,682)	$(7,576)	$5,794

17) Income Taxes

The provision for income taxes is calculated using the liability method. Under the liability method, deferred income taxes are recognized for the tax effect of temporary differences between the financial statement carrying amount of assets and liabilities and the amounts used for income tax purposes and for certain changes in valuation allowances. Valuation allowances are recorded to reduce certain deferred tax assets when, in our estimation, it is more likely than not that a tax benefit will not be realized.

We have not provided for U.S. income and foreign withholding taxes on approximately  $978.0 million of foreign subsidiaries' undistributed earnings as of May 31, 2011, because such earnings have been retained and reinvested by the subsidiaries. Accordingly, no provision has been made for U.S. or foreign withholding taxes, which may become payable if undistributed earnings of foreign subsidiaries were paid to us as dividends. The additional income taxes and applicable withholding taxes that would result had such earnings actually been repatriated are not practically determinable.

18) Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Our unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities. Basic EPS of common stock is computed by dividing net income by the weighted-average number of shares of common stock outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of share of common stock plus the effect of dilutive potential shares of common stock outstanding during the period using the treasury stock method. Dilutive potential shares of common stock include outstanding stock options, stock awards and convertible notes. See Note J, “Earnings Per Share of Common Stock,” for additional information.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
May 31, 2011
Goodwill And Intangible Assets Disclosure Abstract
Goodwill And Intangible Assets Disclosure Text Block

NOTE B – GOODWILL AND OTHER INTANGIBLE ASSETS

The changes in the carrying amount of goodwill, by reportable segment, for the years ended May 31, 2011 and 2010, are as follows:

	Industrial	Consumer
(In thousands)	Segment	Segment	Total

Balance as of June 1, 2009	$480,289	$375,877	$856,166
Acquisitions	33,545	9,462	43,007
Purchase accounting adjustments (1)	(2,641)		(2,641)
Translation adjustments	(14,838)	(9,945)	(24,783)
Adjustment resulting from
deconsolidation of SPHC	(103,505)		(103,505)

Balance as of May 31, 2010	392,850	375,394	768,244
Acquisitions	16,265		16,265
Purchase accounting adjustments (1)	1,586		1,586
Translation adjustments	35,055	10,339	45,394

Balance as of May 31, 2011	$445,756	$385,733	$831,489

(1) Relates primarily to other accruals and finalization of certain property, plant and equipment and intangibles valuations; and
current year adjustments to purchase price contingencies.

Total accumulated impairment losses were  $14.9 million at May 31, 2011 and 2010, which was recorded during the fiscal year ended May 31, 2009 by our industrial reportable segment, as previously discussed.

Other intangible assets consist of the following major classes:
		Gross		Net Other
	Amortization	Carrying	Accumulated	Intangible
(In thousands)	Period (In Years)	Amount	Amortization	Assets
As of May 31, 2011
Amortized intangible assets
Formulae	3 to 33	$172,536	$97,185	$75,351
Customer-related intangibles	3 to 33	115,810	45,696	70,114
Trademarks/names	4 to 40	27,961	10,591	17,370
Other	1 to 40	44,910	23,784	21,126
Total Amortized Intangibles		361,217	177,256	183,961
Indefinite-lived intangible assets
Trademarks/names		128,906		128,906
Total Other Intangible Assets		$490,123	$177,256	$312,867

As of May 31, 2010
Amortized intangible assets
Formulae	4 to 33	$168,667	$88,789	$79,878
Customer-related intangibles	5 to 33	101,844	35,885	65,959
Trademarks/names	3 to 40	21,553	8,029	13,524
Other	1 to 40	41,661	19,719	21,942
Total Amortized Intangibles		333,725	152,422	181,303
Indefinite-lived intangible assets
Trademarks/names		121,856		121,856
Total Other Intangible Assets		$455,581	$152,422	$303,159

The aggregate intangible asset amortization expense for the fiscal years ended May 31, 2011, 2010 and 2009 was  $20.0 million,  $22.2 million and  $22.5 million, respectively. For the next five fiscal years, we estimate annual intangible asset amortization expense related to our existing intangible assets to approximate the following: 2012 -  $20.5 million, 2013 —  $19.2 million, 2014 —  $17.7 million, 2015 —  $16.9 million and 2016 —  $16.4 million.

MARKETABLE SECURITIES	12 Months Ended
May 31, 2011
Marketable Securities Abstract
Marketable Securities Text Block

NOTE C – MARKETABLE SECURITIES

       The following tables summarize marketable securities held at May 31, 2011 and 2010 by asset type:

	Available-For-Sale Securities
(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value (Net Carrying Amount)
May 31, 2011
Equity securities:
Stocks - foreign	$25,387	$12,162	$-	$37,549
Stocks - domestic	28,044	4,222	(417)	31,849
Mutual funds - foreign	14,680	3,733	-	18,413
Mutual funds - domestic	30,565	2,246	(1,020)	31,791

Total equity securities	98,676	22,363	(1,437)	119,602

Fixed maturity:
U.S. treasury and other government	25,916	643	(79)	26,480
Corporate bonds	2,729	301	(1)	3,029
Mortgage-backed securities	432	101	(1)	532

Total fixed maturity securities	29,077	1,045	(81)	30,041

Total	$127,753	$23,408	$(1,518)	$149,643

	Available-For-Sale Securities
(In thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value (Net Carrying Amount)
May 31, 2010
Equity securities:
Stocks - foreign	$2,578	$379	$(33)	$2,924
Stocks - domestic	43,610	10,547	(1,148)	53,009
Mutual funds - foreign	16,293	1,396	(459)	17,230
Mutual funds - domestic	7,875	2,001	(11)	9,865

Total equity securities	70,356	14,323	(1,651)	83,028

Fixed maturity:
U.S. treasury and other government	19,730	412	(62)	20,080
Corporate bonds	7,921	507	(33)	8,395
State and municipal bonds	387	4	(3)	388
Foreign bonds	1,305	55	(8)	1,352
Mortgage-backed securities	491	178	(2)	667

Total fixed maturity securities	29,834	1,156	(108)	30,882

Total	$100,190	$15,479	$(1,759)	$113,910

Marketable securities, included in other current and long-term assets, totaling  $113.8 million and  $35.8 million at May 31, 2011, respectively, and  $91.7 million and  $22.2 million at May 31, 2010, respectively, are composed of available-for-sale securities and are reported at fair value. Realized gains and losses on sales of investments are recognized in net income on the specific identification basis. Changes in the fair values of securities that are considered temporary are recorded as unrealized gains and losses, net of applicable taxes, in accumulated other comprehensive income (loss) within stockholders' equity. Other-than-temporary declines in market value from original cost are reflected in operating income in the period in which the unrealized losses are deemed other than temporary. In order to determine whether other-than-temporary declines in market value have occurred, the duration of the decline in value and our ability to hold the investment are considered in conjunction with an evaluation of the strength of the underlying collateral and the extent to which the investment's amortized cost or cost, as appropriate, exceeds its related market value.

Gross gains and losses realized on sales of investments were  $13.3 million and  $3.6 million, respectively, for the year ended May 31, 2011. Gross gains and losses realized on sales of investments were  $7.9 million and  $5.7 million, respectively, for the year ended May 31, 2010. During fiscal 2011 and fiscal 2010, we recognized losses of  $0.7 million and  $0.3 million, respectively, for securities deemed to have other-than-temporary impairments. These amounts are included in investment income (expense), net in the Consolidated Statements of Income.

Summarized below are the securities we held at May 31, 2011 and 2010 that were in an unrealized loss position and that were included in accumulated other comprehensive income, aggregated by the length of time the investments had been in that position.:

	May 31, 2011		May 31, 2010
(In thousands)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Total investments with unrealized losses	$21,612	$(1,518)	$31,249	$(1,759)
Unrealized losses with a loss position for less than 12 months	19,721	(1,301)	22,002	(1,385)
Unrealized losses with a loss position for more than 12 months	1,891	(217)	9,247	(374)

We have reviewed all of the securities included in the table above and have concluded that we have the ability and intent to hold these investments until their cost can be recovered, based upon the severity and duration of the decline. Therefore, we did not recognize any other-than-temporary impairment losses on these investments. Unrealized losses at May 31, 2011 were generally related to the volatility in valuations over the last several months for a portion of our portfolio of investments in marketable securities. The unrealized losses generally relate to investments whose fair values at May 31, 2011 were less than 15% below their original cost or have been in a loss position for less than six consecutive months. Although we have begun to see recovery in general economic conditions over the past year, if we were to experience continuing or significant unrealized losses within our portfolio of investments in marketable securities in the future, we may recognize additional other-than-temporary impairment losses. Such potential losses could have a material impact on our results of operations in any given reporting period. As such, we continue to closely evaluate the status of our investments and our ability and intent to hold these investments.

The net carrying values of debt securities at May 31, 2011, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because the issuers of the securities may have the right to prepay obligations without prepayment penalties.

(In thousands)	Amortized Cost	Fair Value

Due:
Less than one year	$3,941	$3,958
One year through five years	15,693	16,022
Six years through ten years	5,892	6,179
After ten years	3,551	3,882

	$29,077	$30,041

FAIR VALUE MEASUREMENTS	12 Months Ended
May 31, 2011
Fair Value Disclosures Abstract
Fair Value Disclosures Text Block

NOTE D — FAIR VALUE MEASUREMENTS

Financial instruments recorded on the balance sheet include cash and cash equivalents, trade accounts receivable, marketable securities, notes and accounts payable, and debt.

An allowance for anticipated uncollectible trade receivable amounts is established using a combination of specifically identified accounts to be reserved, and a reserve covering trends in collectibility. These estimates are based on an analysis of trends in collectibility, past experience, and individual account balances identified as doubtful based on specific facts and conditions. Receivable losses are charged against the allowance when we confirm uncollectibility.

All derivative instruments are recognized on our Consolidated Balance Sheet and measured at fair value. Changes in the fair values of derivative instruments that do not qualify as hedges and/or any ineffective portion of hedges are recognized as a gain or (loss) in our Consolidated Statement of Income in the current period. Changes in the fair value of derivative instruments used effectively as cash flow hedges are recognized in other comprehensive income (loss), along with the change in the value of the hedged item. We do not hold or issue derivative instruments for speculative purposes.

The valuation techniques utilized for establishing the fair values of assets and liabilities are based on observable and unobservable inputs. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect management's market assumptions. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value, as follows:

Level 1 Inputs — Quoted prices for identical instruments in active markets.

Level 2 Inputs — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 Inputs — Instruments with primarily unobservable value drivers.

The following table presents our assets and liabilities that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy.

(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2011

U.S. Treasury and other government	$-	$26,480	$-	$26,480
Mortgage-backed securities		532		532
Corporate bonds		3,029		3,029
Stocks - foreign	37,549			37,549
Stocks - domestic	31,849			31,849
Mutual funds - foreign		18,413		18,413
Mutual funds - domestic		31,791		31,791
Foreign currency forward contract		6,157		6,157
Cross-currency swap		(20,519)		(20,519)

Total	$69,398	$65,883	$-	$135,281

(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2010

U.S. Treasury and other government	$-	$20,080	$-	$20,080
State and municipal bonds		388		388
Foreign bonds		1,352		1,352
Mortgage-backed securities		667		667
Corporate bonds		8,395		8,395
Stocks - foreign	2,924			2,924
Stocks - domestic	53,009			53,009
Mutual funds - foreign		17,230		17,230
Mutual funds - domestic		9,865		9,865
Cross-currency swap		(1,412)		(1,412)

Total	$55,933	$56,565	$-	$112,498

Our marketable securities are composed of mainly available-for-sale securities, and are valued using a market approach based on quoted market prices for identical instruments. The availability of inputs observable in the market varies from instrument to instrument and depends on a variety of factors including the type of instrument, whether the instrument is actively traded, and other characteristics particular to the transaction. For most of our financial instruments, pricing inputs are readily observable in the market, the valuation methodology used is widely accepted by market participants, and the valuation does not require significant management discretion. For other financial instruments, pricing inputs are less observable in the market and may require management judgment.

Our cross-currency swap is a liability that has a fair value of  $20.5 million at May 31, 2011, that was originally designed to fix our interest and principal payments in euros for the life of our unsecured 6.70% senior notes due November 1, 2015, which resulted in an effective euro fixed-rate borrowing of 5.31%. The basis for determining the rates for this swap included three legs at the inception of the agreement: the U.S. dollar (USD) fixed rate to a USD floating rate; the euro floating to euro fixed rate; and the dollar to euro basis fixed rate at inception. Therefore, we essentially exchanged fixed payments denominated in USD for fixed payments denominated in euros, paying fixed euros at 5.31% and receiving fixed USD at 6.70%. The ultimate payments are based on the notional principal amounts of 150 million USD and approximately 125 million euros. There will be an exchange of the notional amounts at maturity. The rates included in this swap are based upon observable market data, but are not quoted market prices, and therefore, the cross-currency swap is considered a Level 2 liability on the fair value hierarchy. Additionally, this cross-currency swap has been designated as a hedging instrument, and is classified as other long-term liabilities in our Consolidated Balance Sheets.

We have a foreign currency forward contract with a fair value of  $6.2 million at May 31, 2011. This foreign currency forward contract, which has not been designated as a hedge, was designed to reduce our exposure to the changes in the cash flows of intercompany foreign-currency-denominated loans related to changes in foreign currency exchange rates by fixing the functional currency cash flows. Upon inception of the contract, we purchased 80.4 million USD and sold approximately 59.9 million euros. Changes in the USD/euro exchange rate will either increase or decrease our USD functional currency earnings, and will be reflected in selling, general and administrative expenses on our Consolidated Statements of Income. During the year ended May 31, 2011, we recognized a gain of approximately  $6.2 million as a result of changes in the foreign exchange rates of this foreign currency forward contract. However, these gains were more than offset by the change in exchange rates associated with the related intercompany foreign currency denominated loans, for which we recognized a loss of approximately  $6.4 million during the year ended May 31, 2011. The foreign currency forward contract matures on November 23, 2011, one year from the date of inception. There will be an exchange of the notional amounts at maturity. The foreign exchange rates included in this forward contract are based upon observable market data, but are not quoted market prices, and therefore, the forward currency forward contract is considered a Level 2 liability on the fair value hierarchy.

The carrying value of our current financial instruments, which include cash and cash equivalents, marketable securities, trade accounts receivable, accounts payable and short-term debt approximates fair value because of the short-term maturity of these financial instruments. At May 31, 2011 and May 31, 2010, the fair value of our long-term debt was estimated using active market quotes, based on our current incremental borrowing rates for similar types of borrowing arrangements, which are considered to be Level 2 inputs. Based on the analysis performed, the fair value and the carrying value of our financial instruments and long-term debt as of May 31, 2011 and May 31, 2010 are as follows:

	At May 31, 2011
(In thousands)	Carrying Value	Fair Value

Cash and cash equivalents	$435,011	$435,011

Marketable equity securities	119,602	119,602

Marketable debt securities	30,041	30,041

Long-term debt, including current portion	1,108,853	1,203,016

	At May 31, 2010
(In thousands)	Carrying Value	Fair Value

Cash and cash equivalents	$215,355	$215,355

Marketable equity securities	83,028	83,028

Marketable debt securities	30,882	30,882

Long-term debt, including current portion	928,615	1,000,128

BORROWINGS	12 Months Ended
May 31, 2011
Debt Disclosure Abstract
Debt Disclosure Text Block

Our available liquidity, including our cash and cash equivalents and amounts available under our committed credit facilities, stood at  $887.4 million at May 31, 2011. Our debt-to-capital ratio was 46.7% at May 31, 2011, compared with 46.2% at May 31, 2010.

6.125% Notes due 2019

On October 9, 2009, we sold  $300.0 million aggregate principal amount of 6.125% Notes due 2019 (the “Notes”). The net proceeds from the offering of the Notes were used to repay  $163.7 million in principal amount of our unsecured notes due October 15, 2009, and approximately  $120.0 million in principal amount of short-term borrowings outstanding under our accounts receivable securitization program. The balance of the net proceeds was used for general corporate purposes.

On May 27, 2011 we issued and sold an additional  $150.0 million aggregate principal amount of the Notes. The offering was priced at 108.09% of the  $150.0 million principal amount of Notes, together with accrued interest, but excluding the closing date, and at that price the Notes have a yield to maturity of 4.934%. Net proceeds of  $162.1 million will be used for general corporate purposes, including working capital and potential acquisitions of complementary businesses or other assets.

6.50% Notes due 2018

On February 20, 2008, we issued and sold  $250.0 million of 6.50% Notes due 2018. The proceeds were used to repay our  $100.0 million Senior Unsecured Notes due March 1, 2008, the outstanding principal under our  $125.0 million accounts receivable securitization program and  $19.0 million in short-term borrowings under our revolving credit facility. This financing strengthened our credit profile and liquidity position, as well as lengthened the average maturity of our outstanding debt obligations.

Revolving Credit Agreement

On January 5, 2011, we established a new  $400.0 million senior unsecured multi-currency revolving credit facility with a group of banks (the “New Credit Facility”). The New Credit Facility provides a  $35.0 million sub-limit for swing loans (relatively short-term borrowings used for working capital purposes) and a  $100.0 million sub-limit for the issuance of letters of credit. We have the option to increase the New Credit Facility by an aggregate principal amount not to exceed  $100.0 million. The purpose of this New Credit Facility was to refinance our prior credit facility, and any borrowings from this New Credit Facility may be used for working capital, capital expenditures and general corporate purposes. The New Credit Facility matures four years from its closing date. The New Credit Facility requires us to comply with various customary affirmative and negative covenants, including a leverage covenant and interest coverage ratio. Under the terms of the leverage covenant, we may not permit our consolidated indebtedness as of any fiscal quarter end to exceed 60% of the sum of such indebtedness and our consolidated shareholders' equity on such date. The minimum required consolidated interest coverage ratio for EBITDA to interest expense is 3.50 to 1. The interest coverage ratio is calculated at the end of each fiscal quarter for the four fiscal quarters then ended.

As of May 31, 2011, we were in compliance with all covenants contained in our New Credit Facility, including the leverage and interest coverage ratio covenants. At that date, our leverage ratio was 47.9%, while our interest coverage ratio was 7.23 to 1.

Our access to funds under our New Credit Facility is dependent on the ability of the financial institutions that are parties to the New Credit Facility to meet their funding commitments. Those financial institutions may not be able to meet their funding commitments if they experience shortages of capital and liquidity or if they experience excessive volumes of borrowing requests within a short period of time. Moreover, the obligations of the financial institutions under our New Credit Facility are several and not joint and, as a result, a funding default by one or more institutions does not need to be made up by the others.

Accounts Receivable Securitization Program

On April 7, 2009, we replaced our existing  $125.0 million accounts receivable securitization program, which was set to expire on May 7, 2009, with a new, three-year,  $150.0 million accounts receivable securitization program (the “AR Program”). The AR program, which was established with two banks for certain of our subsidiaries (“originating subsidiaries”), contemplates that the originating subsidiaries will sell certain of their accounts receivable to RPM Funding Corporation, a wholly-owned special purpose entity (“SPE”), which will then transfer undivided interests in such receivables to the participating banks. Once transferred to the SPE, such receivables are owned in their entirety by the SPE and are not available to satisfy claims of our creditors or creditors of the originating subsidiaries until the obligations owing to the participating banks have been paid in full. The transactions contemplated by the AR program do not constitute a form of off-balance sheet financing and are, and will be, fully reflected in our financial statements. The entry into the new AR program increased our liquidity by  $25.0 million, but also increased our financing costs due to higher market rates. The amounts available under the AR program are subject to changes in the credit ratings of our customers, customer concentration levels or certain characteristics of the underlying accounts receivable, and therefore at certain times we may not be able to fully access the  $150.0 million of funding available under the AR program.

On May 28, 2010, we entered into an amendment to the AR Program whereby certain “Excluded Subsidiaries” would be excluded from the defined term, “Subsidiary” as used in the AR Program. Furthermore, the defined term “EBITDA” as used in the AR Program has been revised to add back non-cash charges or losses and subtract non-cash gains in each case related to, or resulting from, the bankruptcy filing of any Excluded Subsidiary.

On May 31, 2011, we entered into Amendment No. 5 to our Receivables Purchase Agreement, dated April 7, 2009. Amendment No. 5 extends the term of the AR Program to May 30, 2014, subject to possible earlier termination upon the occurrence of certain events. Pricing continues to be based on the Alternate Base Rate, a LIBOR market index rate or LIBOR for a specified tranche period plus a margin of 1.0%. This margin will increase to 1.25% if we do not maintain our public debt rating of at least BB+/Ba1/BB+ from any two of Standard & Poor's, Moody's or Fitch. In addition, a monthly unused fee is payable to the purchasers. Amendment No. 5 also modified or eliminated certain of the financial covenants under the AR Program. Under the terms of the amended AR Program, we may not permit our consolidated indebtedness calculated on the last day of each fiscal quarter to exceed 60% of the sum of such indebtedness and our consolidated shareholders' equity on such date. The interest coverage ratio covenant continues to require that we not permit the ratio, calculated at the end of each fiscal quarter for the four fiscal quarters then ended, of EBITDA to interest expense for such period to be less than 3.5 to 1. Finally, the fixed charge coverage ratio covenant under the pre-amended AR Program has been deleted. The financial tests that remain in the AR Program are substantially identical to the financial covenants contained in our New Credit Facility.

Our failure to comply with the covenants described above and other covenants contained in the New Credit Facility could result in an event of default under that agreement, entitling the lenders to, among other things, declare the entire amount outstanding under the New Credit Facility to be due and payable. The instruments governing our other outstanding indebtedness generally include cross-default provisions that provide that under certain circumstances, an event of default that results in acceleration of our indebtedness under the New Credit Facility will entitle the holders of such other indebtedness to declare amounts outstanding immediately due and payable.

We are exposed to market risk associated with interest rates. We do not use financial derivative instruments for trading purposes, nor do we engage in foreign currency, commodity or interest rate speculation. Concurrent with the issuance of our 6.7% Senior Unsecured Notes, RPM United Kingdom G.P. entered into a cross currency swap, which fixed the interest and principal payments in euros for the life of the 6.7% Senior Unsecured Notes and resulted in an effective euro fixed rate borrowing of 5.31%.

NOTE E — BORROWINGS

A description of long-term debt follows:

May 31,	2011	2010
(In thousands)

Unsecured 6.25% senior notes due December 15, 2013	$200,000	$200,000
Unsecured 6.50% senior notes due February 14, 2018(1)	247,522	247,153
Unsecured 6.125% senior note due October 15, 2019(2)	461,859	299,706
Unsecured 6.70% senior notes due November 1, 2015(3)	150,000	150,000
Revolving credit agreement for $400,000 with a syndicate of banks, through
January 5, 2015. Interest, which is tied to euro LIBOR and prime rate, averaged 2.80% and
3.90%, respectively, for euro denominated debt at May 31, 2011.	40,943
Revolving credit agreement for $400,000 with a syndicate of banks, through
December 29, 2011. Interest, which is tied to LIBOR and prime rate, averaged 2.48% and
4.38%, respectively, for U.S. denominated debt at May 31, 2010.		22,520
Other obligations, including capital leases and unsecured notes payable at various rates
of interest due in installments through 2016.	8,529	9,236
	1,108,853	928,615
Less: current portion	2,549	4,307
Total Long-Term Debt, Less Current Maturities	$1,106,304	$924,308

(1)       The  $250.0 million aggregate principal amount of the notes due 2018 is adjusted for the amortization of the original issue discount, which approximated  $2.5 million and  $2.8 million at May 31, 2011 and 2010, respectively. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 6.704% for both years presented.

(2)       Includes the combination of the October 2009 initial issuance of  $300.0 million aggregate principal amount and the May 2011 issuance of an additional  $150.0 million aggregate principal amount of these notes. The  $300.0 million aggregate principal amount of the notes due 2019 from the initial issuance is adjusted for the amortization of the original issue discount, which approximated  $0.3 million at May 31, 2011 and 2010. The original issue discount effectively reduced the ultimate proceeds from the October 2009 financing. The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%. The additional  $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated  $12.1 million at May 31, 2011. The premium effectively increased the proceeds from the financing. The effective interest rate on the  $150.0 million notes issued in May 2011 is 4.934%.

(3)       We entered into a cross-currency swap, which fixed the interest and principal payments in euros, resulting in an effective fixed-rate borrowing of 5.31%.

The aggregate maturities of long-term debt for the five years subsequent to May 31, 2011 are as follows: 2012 —  $2.5 million; 2013 —  $1.0 million; 2014 —  $201.1 million; 2015 —  $42.1 million; 2016 —  $151.1 million; and thereafter  $711.1 million. Additionally, at May 31, 2011, we had unused lines of credit totaling  $452.4 million.

INCOME TAXES	12 Months Ended
May 31, 2011
Income Tax Disclosure Abstract
Income Tax Disclosure Text Block

NOTE F – INCOME TAXES

The provision for income taxes is calculated in accordance with ASC 740, which requires the recognition of deferred income taxes using the liability method.

Income (loss) before income taxes as shown in the Consolidated Statements of Income is summarized below for the periods indicated. Certain foreign operations are branches of RPM International Inc.'s subsidiaries and are therefore subject to income taxes in both the United States and the respective foreign jurisdictions. Accordingly, the provision (benefit) for income taxes by jurisdiction and the income (loss) before income taxes by jurisdiction may not be directly related.

Year Ended May 31,	2011	2010	2009
(In thousands)
United States	$217,427	$198,103	$90,425
Foreign	77,626	70,351	90,443
Income Before Income Taxes	$295,053	$268,454	$180,868

Provision (benefit) for income taxes consists of the following for the periods indicated:

Year Ended May 31,	2011	2010	2009
(In thousands)
Current:
U.S. Federal	$37,871	$8,407	$27,743
State and local	4,764	4,854	3,764
Foreign	41,542	41,581	27,277
Total Current	84,177	$54,842	$58,784
Deferred:
U.S. Federal	8,186	$37,651	$3,347
State and local	2,200	1,235	(2,617)
Foreign	(2,678)	(6,401)	1,738
Total Deferred	7,708	32,485	2,468
Provision for Income Taxes	$91,885	$87,327	$61,252

The significant components of deferred income tax assets and liabilities as of May 31, 2011 and 2010 were as follows:

	2011	2010

(In thousands)
Deferred income tax assets related to:
Inventories	$8,726	$7,168
Allowance for losses	9,713	9,700
Accrued compensation and benefits	70,744	72,202
Accrued other expenses	5,397	7,391
Other long-term liabilities	19,345	23,393
Net operating loss and credit carryforwards	71,397	47,050

Total Deferred Income Tax Assets	185,322	166,904
Less: valuation allowances	(70,408)	(46,360)
Net Deferred Income Tax Assets	114,914	120,544

Deferred income tax (liabilities) related to:
Depreciation	(46,807)	(44,969)
Pension and other postretirement benefits	(18,120)	(9,481)
Amortization of intangibles	(94,265)	(89,458)

Total Deferred Income Tax (Liabilities)	(159,192)	(143,908)

Deferred Income Tax Assets (Liabilities), Net	$(44,278)	$(23,364)

At May 31, 2011, we had U.S. federal foreign tax credit carryforwards of approximately  $26.8 million, which expire starting in 2013. Additionally at May 31, 2011 we had approximately  $4.2 million of state net operating loss carryforwards that expire at various dates beginning in 2012 and foreign net operating loss carryforwards of approximately  $140.3 million, of which approximately  $8.2 million will expire at various dates beginning in 2012 and approximately  $132.2 million that have an indefinite carryforward period. These net operating loss and foreign tax credit carryforwards may be used to offset a portion of future taxable income and, thereby, reduce or eliminate our U.S. federal, state or foreign income taxes otherwise payable.

When evaluating the realizability of deferred income tax assets, we consider, amongst other items, whether a jurisdiction has experienced cumulative pretax losses and whether a jurisdiction will generate the appropriate character of income to recognize a deferred income tax asset. More specifically, if a jurisdiction experiences cumulative pretax losses for a period of three years, including the current fiscal year, or if a jurisdiction does not have sufficient income of the appropriate character in the relevant carryback or projected carryforward periods, we typically conclude that it is more likely than not that the respective deferred tax asset should not be realized unless factors such as expected operational changes, availability of prudent and feasible tax planning strategies, reversal of taxable temporary differences or other information exists that would lead us to conclude otherwise. If, after we have evaluated these factors, the deferred income tax assets are not expected to be realized within the carryforward or carryback periods allowed for that jurisdiction, we would conclude that a valuation allowance is required. To the extent that the deferred income tax asset is expected to be utilized within the carryback or carryforward periods, we would conclude that a valuation allowance would not be required.

In applying the above, we determined, based on the available evidence, that it is uncertain whether future taxable income of certain of our foreign subsidiaries, as well as anticipated foreign source income, will be significant enough to recognize certain of these deferred tax assets. As a result, we recorded net incremental valuation allowances of approximately  $24.0 million in fiscal 2011, of which approximately  $10.7 million is associated with foreign net operating losses, principally related to European entities, not expected to be utilized during the respective tax carryforward periods.

Total valuation allowances of approximately  $70.4 million and  $46.4 million have been recorded as of May 31, 2011 and 2010, respectively. The recorded valuation allowances relate to U.S. federal foreign tax credit carryforwards, certain foreign net operating losses and net foreign deferred tax assets. A portion of the valuation allowance is associated with deferred tax assets recorded in acquisition accounting. In accordance with ASC 805, any reversal of a valuation allowance that was recorded in acquisition accounting reduces income tax expense.

The following table reconciles income tax expense (benefit) computed by applying the U.S. statutory federal income tax rate against income (loss) before income taxes to the provision (benefit) for income taxes:

Year Ended May 31,	2011	2010	2009

(In thousands)

Income tax expense (benefit) at the U.S. statutory federal income tax rate	$103,141	$93,959	$63,304

Impact of foreign operations	(39,932)	(32,529)	(11,285)

Nondeductible impairment of goodwill			5,230

State and local income taxes net of federal income tax benefit	4,527	3,958	746

Tax benefits from the domestic manufacturing deduction	(2,750)	(756)	(1,018)

Nondeductible business expense	1,404	1,560	1,490

Valuation allowance	24,994	18,107	3,252

Other	501	3,028	(467)

Provision (Benefit) for Income Tax Expense	$91,885	$87,327	$61,252

Effective Income Tax Rate	31.1%	32.5%	33.9%

Uncertain income tax positions are accounted for in accordance with ASC 740. The following table summarizes the activity related to unrecognized tax benefits:

(In millions)	2011	2010	2009

Balance at June 1	$2.7	$2.8	$3.2
Additions based on tax positions
related to current year	0.3	0.3
Additions for tax positions of prior years	3.9	1.2
Reductions for tax positions of prior years	(0.5)	(0.2)	(0.2)
Settlements	-	(1.4)	(0.2)
Balance at May 31	$6.4	$2.7	$2.8

The total amount of unrecognized tax benefits that would impact the effective tax rate, if recognized, was  $5.1 million at May 31, 2011,  $1.8 million at May 31, 2010 and  $2.0 million at May 31, 2009.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. At May 31, 2011, 2010 and 2009, the accrual for interest and penalties was  $1.6 million,  $1.5 million and  $1.6 million, respectively. Unrecognized tax benefits, including interest and penalties, have been classified as other long-term liabilities unless expected to be paid in one year.

We, or our subsidiaries, file income tax returns in the U.S. and in various state, local and foreign jurisdictions. As of May 31, 2011 we are subject to U.S. federal income tax examinations for the fiscal years 2007 through 2011. In addition, with limited exceptions, we, or our subsidiaries, are subject to state and local or non-U.S. income tax examinations by tax authorities for the fiscal years 2004 through 2011.

We include SPHC and its domestic subsidiaries (collectively, the “SPHC Group”) in our consolidated federal income tax return. We entered into a tax-cooperation agreement (the “Agreement”) with the SPHC Group, effective from June 1, 2010. Generally, the Agreement provides, amongst other items, that the federal income taxes of the SPHC Group are to be computed on a stand-alone separate return basis. The current portion of such income tax payable, if any, is due from the SPHC Group to us. Conversely, subject to the terms of the Agreement, income tax benefits associated with net operating loss or tax credit carryovers generated by the SPHC Group, if any, for the taxable year that benefits our consolidated income tax return for that taxable year are payable by us to the SPHC Group. Additionally, pursuant to the terms of the Agreement, a similar approach is applied to consolidated, combined or unitary state tax returns.

We are currently under examination, or have been notified of an upcoming tax examination for various Non-U.S. and U.S. jurisdictions including an ongoing Internal Revenue Service (“IRS”) examination of the Company's U.S. income tax returns for the fiscal 2007 and 2008 tax years. During the fourth quarter of fiscal 2011, the IRS proposed adjustments relating to, amongst other items, the deductibility of certain of our expenditures and our research tax credit positions. We have evaluated the proposed adjustments for fiscal years 2007 and 2008 and have reached an informal agreement with the IRS. We expect to receive the final IRS assessment during fiscal 2012 and anticipate that an additional payment of approximately  $1.4 million will be made in fiscal 2012. Accordingly, the potential payment related to these uncertain tax benefits has been classified as a current liability. We do not expect the final resolution of this IRS examination to have a material impact on our financial statements.

Additionally, we are evaluating a tax assessment received from a Non-U.S. jurisdiction. Although we do not anticipate that final resolution of this matter would be material to our financial statements, it is possible that an additional payment of approximately  $2.1 million could be made during fiscal 2012. Accordingly, the potential payment of this uncertain tax benefit has been classified as a current liability.

Other than the items described above, we do not anticipate any significant changes to the total unrecognized tax benefits within the next 12 months.

COMMON STOCK	12 Months Ended
May 31, 2011
Class Of Stock Disclosures Abstract
Common Stock

NOTE G — COMMON STOCK

On April 21, 2009, our board of directors adopted a new Stockholder Rights Plan to replace the rights plan that was originally adopted in 1999 and expired in May 2009. The new plan is substantively similar to its predecessor. Under the new plan, our board declared a dividend distribution of one right for each outstanding share of our common stock, payable May 11, 2009. The rights initially trade together with shares of our common stock and will not be exercisable. The rights generally will become exercisable and allow the holder to acquire shares of our common stock at a discounted price if a person or group acquires 15% or more of our outstanding shares. Rights held by persons who exceed the applicable threshold will be void. Under certain circumstances, the rights will entitle the holder to buy shares in an acquiring entity at a discounted price. Our board may, at its option, redeem all rights for  $0.001 per right, generally at any time prior to the rights becoming exercisable. The rights will expire May 11, 2019, unless earlier redeemed, exchanged or amended by the board. The new plan specifically provides that our board will review the status of the new plan at the end of five years to determine if any such action should be taken.

On January 8, 2008, we announced our authorization of a stock repurchase program under which we may repurchase shares of our common stock at our discretion for general corporate purposes. Our intention with regard to this program is to limit our repurchases only to amounts required to offset dilution created by stock issued in connection with our equity-based compensation plans, or approximately one to two million shares per year. As a result of this authorization, we may repurchase shares from time to time in the open market or in private transactions at various times and in amounts and for prices that we deem appropriate, subject to insider trading rules and other securities law restrictions. The timing of our purchases has depended upon, and will continue to depend upon, prevailing market conditions, alternative uses of capital and other factors. We may limit or terminate the repurchase program at any time. During the fiscal year ended May 31, 2011, we repurchased approximately 1.0 million shares of our common stock at a cost of approximately  $17.9 million, or an average cost of  $17.33 per share, under this program. During the fiscal year ended May 31, 2009, we repurchased approximately 2.4 million shares of our common stock at a cost of approximately  $43.4 million, or an average cost of  $18.41 per share, under this program. There was no activity under this program during fiscal 2010.

STOCK-BASED COMPENSATION	12 Months Ended
May 31, 2011
Disclosure Of Compensation Related Costs Share Based Payments Abstract
Disclosure Of Compensation Related Costs Share Based Payments Text Block

NOTE H — STOCK-BASED COMPENSATION

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors; these awards include restricted stock, restricted stock units, stock options and SARs. We grant stock-based incentive awards to our employees and/or our directors under various share-based compensation plans. Plans that provide for stock option grants or share-based payment awards include the 1996 Key Employees Stock Option Plan (the “1996 Plan”) and the Amended and Restated 2004 Omnibus Equity and Incentive Plan (the “Omnibus Plan”), which includes provisions for grants of restricted stock, restricted stock units, performance stock, performance stock units and SARs. Other plans, which provide for restricted stock grants only, include the 2003 Restricted Stock Plan for Directors (the “2003 Plan”) and the 2007 Restricted Stock Plan (the “2007 Plan”).

We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period.

The following table represents total stock-based compensation expense included in our Consolidated Statements of Income:

Year Ended May 31,	2011	2010	2009
(In thousands)
Selling, general and administrative expense	$12,282	$10,030	$8,008
Income tax expense (benefit)	(4,337)	(3,538)	(2,622)

Total stock-based compensation cost	$7,945	$6,492	$5,386

Stock Option Plans

Stock options are awards that allow our employees to purchase shares of our common stock at a fixed price. We grant stock options at an exercise price equal to the stock price on the date of the grant. The fair value of SARs granted is estimated as of the date of grant using a Black-Scholes option-pricing model. The Black-Scholes option pricing model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The expected life of options granted is derived from the input of the option-pricing model and represents the period of time that options granted are expected to be outstanding. Expected volatility rates are based on historical volatility of shares of our common stock.

The following is a summary of our weighted-average assumptions related to grants made during the last three fiscal years:

Year Ended May 31	2011		2010		2009
Risk-free interest rate	2.1%		3.2%		3.9%
Expected life of option	7.5	yrs	7.5	yrs	7.4	yrs
Expected dividend yield	4.1%		4.3%		5.7%
Expected volatility rate	29.6%		30.4%		28.4%

Compensation cost for awards under the 1996 Plan is recognized on a straight-line basis over the related vesting period. No shares vested during the year ended May 31, 2011. Shares of common stock under option are not eligible for dividend payments until the shares are exercised.

The Omnibus Plan was approved by our stockholders on October 8, 2004, and is intended to be the primary stock-based award program for covered employees. A wide variety of stock and stock-based awards, as well as dollar-denominated performance-based awards, may be granted under the Omnibus Plan. SARs are issued at fair value at the date of grant, have up to ten-year terms and have graded-vesting terms over four years. Compensation cost for these awards is recognized on a straight-line basis over the related vesting period. Currently all SARs outstanding are to be settled with stock. As of May 31, 2011, there were 2,895,500 SARs outstanding and 1,132,833 stock options outstanding.

The following table summarizes option and share-based payment activity (including SARs) under these plans during the fiscal year ended May 31, 2011:

	2011
Share-Based Payments	Weighted Average Exercise Price	Number of Shares Under Option
(Shares in thousands)
Balance at June 1	$16.68	4,262
Options granted	20.28	630
Options canceled/expired	14.09	(5)
Options exercised	13.43	(859)

Balance at May 31		4,028

Exercisable at May 31	$17.34	2,703

Stock Option Plans	2011	2010	2009
(In millions, except per share amounts)
Weighted-average grant-date fair value per share	$3.97	$4.09	$2.40
Intrinsic value of options exercised	$7.7	$6.8	$1.6
Tax benefit from options exercised	$1.2	$2.4	$0.3
Fair value of SARS vested	$2.2	$1.9	$2.2

At May 31, 2011, the aggregate intrinsic value and weighted-average remaining contractual life of options outstanding was  $22.4 million and 5.4 years respectively, while the aggregate intrinsic value and weighted-average remaining contractual life of options exercisable was  $16.7 million and 4.1 years, respectively.

At May 31, 2011, the total unamortized stock-based compensation expense related to SARs that were previously granted was  $3.7 million, which is expected to be recognized over 3.25 years. We anticipate that approximately 1.3 million shares at a weighted-average exercise price of  $19.17 and a weighted-average remaining contractual term of 8.1 years will ultimately vest under these plans.

Restricted Stock Plans

We also grant stock-based awards, which may be made in the form of restricted stock, restricted stock units, performance stock and performance stock units. These awards are granted to eligible employees or directors, and entitle the holder to shares of our common stock as the award vests. The fair value of the awards is determined and fixed based on the stock price at the date of grant. A description of our restricted stock plans follows.

Under the Omnibus Plan, a total of 12,000,000 shares of our common stock may be subject to awards. Of the 12,000,000 shares of common stock issuable under the Omnibus Plan, up to 6,000,000 shares may be subject to “full-value” awards such as restricted stock, restricted stock unit, performance stock and performance stock unit awards.

The following table summarizes the share-based performance-earned restricted stock ("PERS") activity during the fiscal year ended May 31, 2011:
	Weighted-Average
	Grant-Date
	Fair Value	2011
(Shares in thousands)
Balance at June 1	$18.22	850
Shares granted	19.31	566
Shares forfeited	17.94	(8)
Shares vested	22.45	(373)
Balance at May 31	$17.29	1,035

The weighted-average grant-date fair value was  $19.31,  $18.96 and  $14.05 for the fiscal years ended May 31, 2011, 2010 and 2009, respectively. The restricted stock cliff vests after three years. Nonvested restricted shares of common stock under the Omnibus Plan are eligible for dividend payments. At May 31, 2011, unamortized deferred compensation expense of  $8.8 million remained and is being amortized over the applicable vesting period for each participant.

In July 2007, performance-contingent restricted stock (“PCRS”) awards were approved. PCRS awards were made pursuant to the Omnibus Plan and are contingent upon the level of attainment of performance goals for the three-year period from June 1, 2007 ending May 31, 2010. During the fiscal years ended May 31, 2010 and 2009, we did not grant any PCRS awards. Since the performance goals were not met, the 287,000 PCRS awards were forfeited on or prior to July 19, 2010. On October 7, 2010, our Compensation Committee approved contingent awards of PCRS, (the “2011 PCRS”), for certain executives. During October 2010, 680,000 shares were granted at a weighted-average grant-date price of  $20.73. The awards are contingent upon the level of attainment of performance goals for the three-year and five-year periods from June 1, 2010 ending May 31, 2013, and from June 1, 2010 ending May 31, 2015, respectively. At May 31, 2011, we expect that up to 305,540 shares of stock may ultimately vest in relation to these awards. Compensation cost for these awards will be recognized on a straight-line basis over the related performance period, with consideration given to the probability of attaining the performance goals. As of May 31, 2011, there were 680,000 2011 PCRS shares outstanding and  $5.5 million in total unamortized stock-based compensation expense.

The 2003 Plan was approved on October 10, 2003 by our stockholders, and was established primarily for the purpose of recruiting and retaining directors, and to align the interests of directors with the interests of our stockholders. Only directors who are not our employees are eligible to participate. Under the 2003 Plan, up to 500,000 shares of our common stock may be awarded, with awards cliff vesting over a three-year period. The following table summarizes the share-based activity under the 2003 Plan during fiscal 2011:

	Weighted-Average
	Grant-Date
	Fair Value	2011
(Shares in thousands)
Balance at June 1	$17.96	90
Shares granted to Directors	20.73	46
Shares vested	22.88	(22)
Balance at May 31	$18.12	114

The weighted-average grant-date fair value was  $20.73,  $18.96 and  $14.05 for the fiscal years ended May 31, 2011, 2010 and 2009, respectively. Unamortized deferred compensation expense relating to restricted stock grants for directors of  $1.1 million at May 31, 2011, is being amortized over the applicable remaining vesting period for each director. Nonvested restricted shares of common stock under the 2003 Plan are eligible for dividend payments. As of May 31, 2011, there were 275,400 shares available for future grant.

Under the 2007 Plan, up to 1,000,000 shares may be awarded to certain employees, generally subject to forfeiture. The shares vest upon the latter of attainment of age 55 and the fifth anniversary of the May 31st immediately preceding the date of the grant. In addition, we also grant restricted stock units to certain employees under this plan. The following table sets forth awards and restricted stock units issued under the 2007 Plan for the years ended May 31, 2011:

	Weighted-Average
	Grant-Date
	Fair Value	2011
(Shares in thousands)
Balance at June 1	$16.23	723
Shares granted	17.88	87
Shares vested	15.92	(119)
Balance at May 31	$16.49	691

The weighted-average grant-date fair value was  $17.88,  $14.66 and  $20.26 for the fiscal years ended May 31, 2011, 2010 and 2009, respectively. As of May 31, 2011, 412,411 shares were available for future issuance under the 2007 Plan. At May 31, 2011, unamortized stock-based compensation expense of  $4.0 million,  $0.2 million and  $1.3 million relating to the 2007 Plan, the 1997 Plan and the Restricted Stock Units, respectively, which are being amortized over the applicable vesting period associated with each participant.

The following table summarizes the activity for all nonvested restricted shares during the year ended May 31, 2011:

Nonvested Restricted Shares

(Shares in thousands)	Weighted Average Grant-Date Fair Value	Number of Shares

Balance at June 1,	$18.24	1,950
Granted	19.97	1,378
Vested	20.97	(514)
Forfeited	23.33	(294)

Balance at May 31,	$18.04	2,520

The remaining weighted-average contractual term of nonvested restricted shares at May 31, 2011 is the same as the period over which the remaining cost of the awards will be recognized, which is approximately 3.8 years. The fair value of the nonvested restricted share awards have been calculated using the market value of the shares on the date of issuance. For the years ended May 31, 2011, 2010 and 2009, the weighted-average grant-date fair value for restricted share grants was  $19.97,  $16.26 and  $14.68, respectively. The total fair value of shares that vested during the years ended May 31, 2011, 2010 and 2009 was  $10.8 million,  $7.7 million and  $5.8 million, respectively. We anticipate that approximately 2.1 million shares at a weighted-average grant-date fair value of  $18.04 and a weighted-average remaining contractual term of 3.8 years will ultimately vest, based upon the unique terms and participants of each plan. Approximately 64,861 shares of restricted stock were vested at June 1, 2010, with 53,773 restricted shares vested as of May 31, 2011. The total intrinsic value of restricted shares converted during the years ended May 31, 2011, 2010 and 2009 was  $0.6 million,  $0.6 million and  $0.09 million, respectively.

Total unrecognized compensation cost related to all nonvested awards of restricted shares of common stock was  $20.9 million as of May 31, 2011. That cost is expected to be recognized over a weighted-average period of 3.8 years. We did not receive any cash from employees as a result of employee vesting and release of restricted shares for the year ended May 31, 2011.

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)	12 Months Ended
May 31, 2011
Accumulated Other Comprehensive Income Loss Net Of Tax Abstract
Accumulated Other Comprehensive Income (Loss)
NOTE I - ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Accumulated other comprehensive income (loss) consists of the following components:

		Pension And
		Other
		Postretirement	Unrealized	Unrealized
	Foreign	Benefit	Gain	Gain (Loss)
	Currency	Liability	(Loss) On	On
	Translation	Adjustments,	Derivatives,	Securities,
(In thousands)	Adjustments	Net of Tax	Net of Tax	Net of Tax	Total

Balance at June 1, 2008	$126,856	$(46,643)	$8,102	$12,847	$101,162
Reclassification adjustments for losses included
in net income, net of tax of $3,989				9,682	9,682
Other comprehensive (loss)	(99,458)	(26,401)	(6,871)	(32,475)	(165,205)
Deferred taxes		9,842	2,283	10,679	22,804

Balance at May 31, 2009	27,398	(63,202)	3,514	733	(31,557)
Reclassification adjustments for gains included
in net income, net of tax of $783				(1,399)	(1,399)
Other comprehensive income (loss)	(44,082)	(69,791)	(3,239)	17,574	(99,538)
Deferred taxes		22,442	1,072	(6,031)	17,483
Adjustment due to deconsolidation of SPHC	222	7,286	(288)		7,220

Balance at May 31, 2010	(16,462)	(103,265)	1,059	10,877	(107,791)
Reclassification adjustments for gains included
in net income, net of tax of $2,791				(5,676)	(5,676)
Other comprehensive income	97,808	10,163	6,131	13,554	127,656
Deferred taxes		(3,603)	(1,923)	(2,590)	(8,116)
Balance at May 31, 2011	$81,346	$(96,705)	$5,267	$16,165	$6,073

EARNINGS PER SHARE	12 Months Ended
May 31, 2011
Earnings Per Share Reconciliation Abstract
Earnings Per Share Text Block

NOTE J — EARNINGS PER SHARE

The following table sets forth the reconciliation of the numerator and denominator of basic and diluted earnings per share, as calculated using the two-class method, for the year ended May 31, 2011, 2010 and 2009:

Year Ended May 31,	2011	2010	2009
(In thousands, except per share amounts)
Numerator for earnings per share:
Net income attributable to RPM International Inc. stockholders	$189,058	$180,037	$119,616
Less: Allocation of earnings and dividends to participating
securities	(3,067)	(2,180)	(1,664)

Net income available to common shareholders - basic	185,991	177,857	117,952
Add: Undistributed earnings reallocated to unvested shareholders	7	6	2
Add: Income effect of contingently issuable shares			280
Net income available to common shareholders - diluted	$185,998	$177,863	$118,234

Denominator for basic and diluted earnings per share:
Basic weighted average common shares	127,403	127,047	126,373
Average diluted options	663	684	474
Net issuable common share equivalents			842

Total shares for diluted earnings per share	128,066	127,731	127,689

Earnings Per Share of Common Stock Attributable to
RPM International Inc. Stockholders:
Basic Earnings Per Share of Common Stock	$1.46	$1.40	$0.93
Diluted Earnings Per Share of Common Stock	$1.45	$1.39	$0.93

For the years ended May 31, 2011, 2010 and 2009, approximately 2,157,000, 1,905,000, and 1,652,000 shares of stock, respectively, granted under stock-based compensation plans were excluded from the calculation of diluted EPS, as the effect would have been anti-dilutive.

LEASES	12 Months Ended
May 31, 2011
Leases Operating Abstract
Operating Leases Of Lessee Disclosure Text Block

NOTE K — LEASES

We lease certain property, plant and equipment under long-term operating lease agreements, some of which provide for increased rental payments based upon increases in the cost-of-living index. The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2011:

May 31,

(In thousands)

2011	$37,302
2012	28,923
2013	20,872
2014	15,742
2015	13,180
Thereafter	44,134

Total Minimum Lease Commitments	$160,153

Total rental expense for all operating leases amounted to $41.4 million, $41.8 million and $40.4 million for the fiscal years ended May 31, 2011, 2010 and 2009, respectively.

PENSION PLANS	12 Months Ended
May 31, 2011
PensionBenefitsDisclosureAbstract
Pension Plans

NOTE L — PENSION PLANS

We sponsor several pension plans for our employees, including our principal plan (the “Retirement Plan”), which is a non-contributory defined benefit pension plan covering substantially all domestic non-union employees. Pension benefits are provided for certain domestic union employees through separate plans. Employees of our foreign subsidiaries receive pension coverage, to the extent deemed appropriate, through plans that are governed by local statutory requirements.

The Retirement Plan provides benefits that are based upon years of service and average compensation with accrued benefits vesting after five years. Benefits for union employees are generally based upon years of service, or a combination of years of service and average compensation. Our pension funding policy is to contribute an amount on an annual basis that can be deducted for federal income tax purposes, using a different actuarial cost method and different assumptions from those used for financial reporting. For the fiscal year ending May 31, 2012, we expect to contribute approximately  $5.2 million to the retirement plans in the U.S. and approximately  $8.0 million to our foreign plans.

Net periodic pension cost consisted of the following for the year ended May 31:

	U.S. Plans			Non-U.S. Plans

(In thousands)	2011	2010	2009	2011	2010	2009

Service cost	$16,957	$14,020	$14,721	$3,535	$1,971	$3,033
Interest cost	13,738	13,499	11,907	7,622	7,352	7,655
Expected return on plan assets	(12,558)	(9,795)	(12,893)	(7,057)	(6,068)	(7,387)
Amortization of:
Prior service cost	358	351	342	12	9	4
Net actuarial (gains) losses recognized	7,919	6,554	2,652	2,472	963	1,243
Curtailment/settlement (gains) losses	83			(26)	(76)	(119)

Net Pension Cost	$26,497	$24,629	$16,729	$6,558	$4,151	$4,429

The changes in benefit obligations and plan assets, as well as the funded status of our pension plans at May 31, 2011 and
2010, were as follows:

	U.S. Plans		Non-U.S. Plans

(In thousands)	2011	2010	2011	2010

Benefit obligation at beginning of year	$258,755	$192,639	$137,821	$106,374
Service cost	16,957	14,020	3,535	1,971
Interest cost	13,738	13,499	7,622	7,352
Benefits paid	(15,915)	(13,070)	(5,844)	(5,851)
Participant contributions			1,007	941
Acquisitions			60
Plan amendments	68		(9)	66
Actuarial losses	15,110	55,711	1,835	34,072
Settlements/Curtailments	(181)	-	(2,409)
Premiums paid			(146)	(150)
Currency exchange rate changes			18,160	(6,954)
Adjustment for deconsolidation of SPHC	-	(4,044)

Benefit Obligation at End of Year	$288,532	$258,755	$161,632	$137,821

Fair value of plan assets at beginning of year	$147,370	$112,678	$112,435	$98,299
Actual return on plan assets	30,536	18,546	11,655	14,035
Employer contributions	50,405	32,080	9,770	10,196
Participant contributions			1,007	941
Benefits paid	(15,915)	(13,070)	(5,844)	(5,851)
Premiums paid			(146)	(150)
Settlements/Curtailments	(181)		(2,409)
Currency exchange rate changes			15,171	(5,035)
Adjustment for deconsolidation of SPHC		(2,864)

Fair Value of Plan Assets at End of Year	$212,215	$147,370	$141,639	$112,435

(Deficit) of plan assets versus benefit obligations at end of year	$(76,317)	$(111,385)	$(19,993)	$(25,386)
Net Amount Recognized	$(76,317)	$(111,385)	$(19,993)	$(25,386)

Accumulated Benefit Obligation	$248,952	$213,984	$143,413	$123,460

The fair value of the assets held by our pension plans has increased at May 31, 2011 since our previous measurement date at May 31, 2010, due primarily to the combination of gains in the stock markets and our additional plan contributions. At the same time, plan liabilities have increased significantly due to decreases in discount rates. As such, we have increased our recorded liability for the net underfunded status of our pension plans. Due to our contributions to the plans near the end of fiscal 2011, we expect pension expense in fiscal 2012 to be flat or slightly below our fiscal 2011 expense level. Any future declines in the value of our pension plan assets or increases in our plan liabilities could require us to further increase our recorded liability for the net underfunded status of our pension plans and could also require accelerated and higher cash contributions to our pension plans.

Amounts recognized in the Consolidated Balance Sheets for the years ended May 31, 2011 and 2010 are as follows:

	U.S. Plans		Non-U.S. Plans

(In thousands)	2011	2010	2011	2010

Current liabilities	$(43)	$(98)	$(483)	$(326)

Noncurrent liabilities	(76,274)	(111,287)	(19,510)	(25,060)

Net Amount Recognized	$(76,317)	$(111,385)	$(19,993)	$(25,386)

The following table summarizes the relationship between our plans' benefit obligations and assets:

	U.S. Plans
	2011		2010

(In thousands)	Benefit Obligation	Plan Assets	Benefit Obligation	Plan Assets

Plans with projected benefit
obligation in excess of plan assets	$288,532	$212,215	$258,755	$147,370

Plans with accumulated benefit
obligation in excess of plan assets	248,952	212,215	213,984	147,370

	Non-U.S. Plans
	2011		2010

(In thousands)	Benefit Obligation	Plan Assets	Benefit Obligation	Plan Assets

Plans with projected benefit
obligation in excess of plan assets	$161,632	$141,639	$137,821	$112,435

Plans with accumulated benefit
obligation in excess of plan assets	78,269	68,632	63,562	51,957

Plans with assets in excess of
accumulated benefit obligations	65,144	73,007	59,898	60,478

The following table presents the pretax net actuarial loss, prior service (costs) and transition assets/(obligations) recognized in accumulated other comprehensive income (loss) not affecting retained earnings:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2011	2010	2011	2010

Net actuarial loss	$(107,137)	$(118,007)	$(44,313)	$(45,083)

Prior service (costs)	(2,031)	(2,321)	(120)	(121)

Total recognized in accumulated other comprehensive
income not affecting retained earnings	$(109,168)	$(120,328)	$(44,433)	$(45,204)

The following table includes the changes recognized in other comprehensive income:

	U.S. Plans		Non-U.S. Plans

(In thousands)	2011	2010	2011	2010
Changes in plan assets and benefit obligations
recognized in other comprehensive income:
Prior service cost	$68	$-	$(9)	$66
Net loss (gain) arising during the year*	(2,868)	46,961	(2,763)	26,105
Effect of exchange rates on amounts included in AOCI			4,459	(829)
Amounts recognized as a component of net periodic
benefit cost:
Amortization or curtailment recognition of prior service
credit (cost)	(358)	(351)	(12)	(9)
Amortization or settlement recognition of net gain (loss)	(8,002)	(6,554)	(2,446)	(886)
Adjustment for deconsolidation of SPHC		(1,744)

Total recognized in other comprehensive loss (income)	$(11,160)	$38,312	$(771)	$24,447

* Includes curtailment gains not recognized as a component of net periodic pension cost.

The following table presents the amounts in accumulated other comprehensive income (loss) as of May 31, 2011 that have not yet been recognized in net periodic pension cost, but will be recognized in our Consolidated Statements of Income during the fiscal year ending May 31, 2012:

(In thousands)	U.S. Plans	Non-U.S. Plans

Net actuarial loss	$(7,366)	$(2,238)

Prior service (costs)	$(352)	$(11)

In measuring the projected benefit obligation and net periodic pension cost for our plans, we utilize actuarial valuations. These valuations include specific information pertaining to individual plan participants, such as salary, age and years of service, along with certain assumptions. The most significant assumptions applied include discount rates, expected return on plan assets and rate of compensation increases. We evaluate these assumptions, at a minimum, on an annual basis, and make required changes, as applicable. In developing our expected long-term rate of return on pension plan assets, we consider the current and expected target asset allocations of the pension portfolio, as well as historical returns and future expectations for returns on various categories of plan assets. Expected return on assets is determined by using the weighted-average return on asset classes based on expected return for the target asset allocations of the principal asset categories held by each plan. In determining expected return, we consider both historical performance and an estimate of future long-term rates of return.

The following weighted-average assumptions were used to determine our year-end benefit obligations and net periodic pension cost under the plans:

	U.S. Plans			Non-U.S. Plans

Year-End Benefit Obligations	2011	2010		2011	2010

Discount rate	5.25%	5.75%		5.14%	5.26%

Rate of compensation increase	3.15%	3.28%		3.83%	3.81%

	U.S. Plans			Non-U.S. Plans

Net Periodic Pension Cost	2011	2010	2009	2011	2010	2009

Discount rate	5.75%	6.90%	6.50%	5.26%	6.96%	5.88%

Expected return on plan assets	8.75%	8.75%	8.75%	5.75%	5.94%	6.28%

Rate of compensation increase	3.28%	3.28%	3.78%	3.81%	3.76%	3.97%

The following tables illustrate the weighted-average actual and target allocation of plan assets:
	U.S. Plans

	Target Allocation	Actual Asset Allocation
	as of May 31, 2011	2011	2010

Equity securities	55%	$107.8	$95.3
Fixed income securities	25%	50.7	21.6
Cash		35.0	23.2
Other	20%	18.7	7.3

Total assets	100%	$212.2	$147.4

	Non-U.S. Plans

	Target Allocation	Actual Asset Allocation
	as of May 31, 2011	2011	2010

Equity securities	42%	$66.8	$48.3
Fixed income securities	51%	44.5	60.9
Cash	1%	0.4	0.2
Property and other	6%	30.0	3.0

Total assets	100%	$141.7	$112.4

The following tables present our pension plan assets as categorized using the fair value hierarchy at May 31, 2011 and 2010:

U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2011

U.S. Treasury and other government	$-	$2,691	$-	$2,691
State and municipal bonds		439		439
Foreign bonds		1,566		1,566
Mortgage-backed securities		6,531		6,531
Corporate bonds		12,653		12,653
Stocks - large cap	44,926			44,926
Stocks - mid cap	16,040			16,040
Stocks - small cap	4,754			4,754
Stocks - international	7,514			7,514
Mutual funds - equity		34,515		34,515
Mutual funds - fixed		26,873		26,873
Cash and cash equivalents	35,040			35,040
Limited partnerships			2,470	2,470
Common/collective trusts			16,203	16,203

Total	$108,274	$85,268	$18,673	$212,215

Non-U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2011

Pooled equities	$-	$65,698	$-	$65,698
Pooled fixed income		44,012		44,012
Foreign bonds		402		402
Insurance contracts			30,043	30,043
Mutual funds		1,110		1,110
Cash and cash equivalents	374			374

Total	$374	$111,222	$30,043	$141,639

U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2010

U.S. Treasury and other government	$-	$3,086	$-	$3,086
State and municipal bonds		107		107
Foreign bonds		1,514		1,514
Mortgage-backed securities		4,723		4,723
Corporate bonds		12,208		12,208
Stocks	54,987			54,987
Mutual funds		40,272		40,272
Cash and cash equivalents	23,166			23,166
Limited partnerships			7,307	7,307

Total	$78,153	$61,910	$7,307	$147,370

Non-U.S. Plans
(In thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2010

Pooled equities	$-	$47,839	$-	$47,839
Pooled fixed income		37,535		37,535
Foreign bonds		308		308
Insurance contracts			26,030	26,030
Mutual funds		507		507
Cash and cash equivalents	216			216

Total	$216	$86,189	$26,030	$112,435

The following table includes the activity that occurred during the year ended May 31, 2011 for our Level 3 assets:

		Actual Return on Plan Assets For:		Purchases,	Transfers
	Balance at	Assets Still Held	Assets Sold	Sales and	In/Out of	Balance at
(In thousands)	Beginning of Period	at Reporting Date	During Year	Settlements, net (1)	Level 3	End of Period

Year ended May 31, 2011	$33,337	197	1,750	5,606	7,826	$48,716
Year ended May 31, 2010	35,430	1,497	-	(3,590)	-	33,337

(1) Includes the impact of exchange rate changes during the year.

The primary objective for the investments of the Retirement Plan is to provide for long-term growth of capital without undue exposure to risk. This objective is accomplished by utilizing a strategy of equities, fixed income securities and cash equivalents in a mix that is conducive to participation in a rising market, while allowing for adequate protection in a falling market. Our Investment Committee oversees the investment allocation process, which includes the selection and evaluation of investment managers, the determination of investment objectives and risk guidelines, and the monitoring of actual investment performance. In order to manage investment risk properly, Plan policy prohibits short selling, securities lending, financial futures, options and other specialized investments except for certain alternative investments specifically approved by the Investment Committee. The Investment Committee reviews, on a quarterly basis, reports of actual Plan investment performance provided by independent third parties, in addition to its review of the Plan investment policy on an annual basis. The investment objectives are similar for our plans outside of the U.S., subject to local regulations. In general, investments for all plans are managed by private investment managers, reporting to our Investment Committee on a regular basis.

The goals of the investment strategy for pension assets include: The total return of the funds shall, over an extended period of time, surpass an index composed of the Standard & Poor's 500 Stock Index (equity), the Barclays Aggregate Bond Index (fixed income), and 30-day Treasury Bills (cash); weighted appropriately to match the asset allocation of the plans. The equity portion of the funds shall surpass the Standard & Poor's 500 Stock Index over a full market cycle, while the fixed income portion shall surpass Barclays Aggregate Bond Index over a full market cycle. The purpose of the core fixed income fund is to increase return in the form of cash flow, provide a hedge against inflation and to reduce the volatility of the fund overall. Therefore, the primary objective of the core fixed income portion is to match the Barclays Aggregate Bond Index. The purpose of including opportunistic fixed income assets such as, but not limited to, global and high yield securities in the portfolio is to enhance the overall risk-return characteristics of the Fund.

In addition to the defined benefit pension plans discussed above, we also sponsor employee savings plans under Section 401(k) of the Internal Revenue Code, which cover most of our employees in the U.S. We record expense for defined contribution plans for any employer matching contributions made in conjunction with services rendered by employees. The majority of our plans provide for matching contributions made in conjunction with services rendered by employees. Matching contributions are invested in the same manner that the participants invest their own contributions. Matching contributions charged to income were  $10.9 million,  $10.4 million and  $10.7 million for the years ending May 31, 2011, 2010 and 2009, respectively.

We expect to pay the following estimated pension benefit payments in the next five years (in millions):  $21.2 in 2012;  $22.5 in 2013;  $23.8 in 2014;  $26.1 in 2015; and  $27.3 in 2016. In the five years thereafter (2017-2021) we expect to pay  $165.6 million.

POSTRETIREMENT BENEFITS	12 Months Ended
May 31, 2011
Postemployment Benefits Disclosure Abstract
Postemployment Benefits Disclosure Text Block

NOTE M – POSTRETIREMENT BENEFITS

We sponsor several, unfunded-health-care-benefit plans for certain of our retired employees as well as post-retirement life insurance for certain key employees. Eligibility for these benefits is based upon various requirements. The following table illustrates the effect on operations of these plans for the three years ended May 31, 2011:

	U.S. Plans			Non-U.S. Plans

(In thousands)	2011	2010	2009	2011	2010	2009

Service cost - Benefits earned during the period	$5	$3	$3	$736	$338	$358
Interest cost on the accumulated obligation	439	569	576	925	664	688
Amortization of:
Prior service cost	(86)	(28)	(27)
Unrecognized losses	(191)	(137)	(96)	89	(139)

Net Periodic Postretirement Expense	$167	$407	$456	$1,750	$863	$1,046

The changes in benefit obligations of the plans at May 31, 2011 and 2010 were as follows:
	U.S. Plans		Non-U.S. Plans

(In thousands)	2011	2010	2011	2010

Accumulated postretirement benefit obligation at
beginning of year	$7,936	$8,584	$14,974	$8,133

Service cost	5	3	709	338

Interest cost	439	569	891	664

Benefit payments	(633)	(568)	(317)	(323)

Plan amendments		(592)

Medicare subsidy received	97	104

Actuarial (gains) losses	1,259	(164)	(33)	5,856

Currency exchange rate changes			1,333	306

Accumulated and accrued postretirement benefit
obligation at end of year	$9,103	$7,936	$17,557	$14,974

In determining the postretirement benefit amounts outlined above, measurement dates as of May 31 for each period were applied.

Amounts recognized in the Consolidated Balance Sheets for the years ended May 31, 2011 and 2010 are as follows:

	U.S. Plans		Non-U.S. Plans

(In thousands)	2011	2010	2011	2010

Current liabilities	$(672)	$(578)	$(380)	$(315)

Noncurrent liabilities	(8,431)	(7,358)	(17,177)	(14,659)

Net Amount Recognized	$(9,103)	$(7,936)	$(17,557)	$(14,974)

The following table presents the pretax net actuarial gain (loss) and prior service credits recognized in accumulated other comprehensive income (loss) not affecting retained earnings:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2011	2010	2011	2010

Net actuarial gain (loss)	$778	$2,227	$(2,943)	$(2,824)

Prior service credits	689	776

Total recognized in accumulated other comprehensive
income not affecting retained earnings	$1,467	$3,003	$(2,943)	$(2,824)

The following table includes the changes recognized in other comprehensive income:

	U.S. Plans		Non-U.S. Plans

(In thousands)	2011	2010	2011	2010
Changes in plan assets and benefit obligations
recognized in other comprehensive income:
Prior service cost	$-	$(592)	$-	$-
Net loss (gain) arising during the year*	1,259	(164)	(33)	5,799
Effect of exchange rates on amounts included in AOCI			241	(57)
Amounts recognized as a component of net periodic
benefit cost:
Amortization or curtailment recognition of prior service
credit (cost)	86	26
Amortization or settlement recognition of net gain (loss)	191	138	(89)	137

Total recognized in other comprehensive loss (income)	$1,536	$(592)	$119	$5,879

* Includes curtailment gains not recognized as a component of net periodic pension cost.

The following weighted-average assumptions were used to determine our year-end benefit obligations and net periodic postretirement benefit costs under the plans:
		U.S. Plans			Non-U.S. Plans

Year-End Benefit Obligations		2011	2010		2011	2010

Discount rate		4.75%	5.75%		5.75%	5.75%
Current healthcare cost trend rate		7.87%	8.04%		7.00%	7.40%
Ultimate healthcare cost trend rate		4.50%	4.50%		4.50%	4.50%
Year ultimate healthcare cost trend rate will be realized		2029	2029		2030	2030

	U.S. Plans			Non-U.S. Plans

Net Periodic Pension Cost	2011	2010	2009	2011	2010	2009

Discount rate	5.75%	6.90%	6.50%	5.75%	8.00%	6.50%
Healthcare cost trend rate	8.04%	8.60%	8.50%	7.40%	10.00%	6.50%
Ultimate healthcare cost trend rate	4.50%	4.50%	5.00%	4.50%	5.00%	4.50%
Year ultimate healthcare cost trend rate will
be realized	2029	2029	2015	2030	2024	2012

Increasing or decreasing current healthcare cost trend rates by 1% would affect our accumulated postretirement benefit obligation and net postretirement expense by the following amounts for the years ended May 31, 2011 and 2010:

	U.S. Plans		Non-U.S. Plans
(In thousands)	2011	2010	2011	2010
1% Increase in trend rate
Accumulated Benefit Obligation	$442	$380	$3,938	$3,231
Postretirement Cost	22	34	423	209
1% Decrease in trend rate
Accumulated Benefit Obligation	$(394)	$(338)	$(3,039)	$(2,499)
Postretirement Cost	(19)	(30)	(320)	(161)

We expect to pay approximately  $1.2 million in estimated postretirement benefits in each of the next five years. In the five years thereafter (2017-2021) we expect to pay a cumulative total of  $7.8 million.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”), was signed into law on December 8, 2003. The Act provides for prescription drug benefits under Medicare Part D and contains a subsidy to plan sponsors who provide “actuarially equivalent” prescription drug plans. Our actuary has determined that the prescription drug benefit provided by our postretirement plan is considered to be actuarially equivalent to the benefits provided under the Act for all years since inception.

We have included the impact of our portion of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 subsidy in the determination of accumulated postretirement benefit obligation for the U.S. nonpension postretirement benefit plan for the periods ended May 31, 2010. For the fiscal years ended May 31, 2011 and 2010, we received reimbursements from Medicare related to this law amounting to approximately  $100,000 each year.

REORGANIZATION PROCEEDINGS OF CERTAIN SUBSIDIARIES	12 Months Ended
May 31, 2011
Reorganization Proceedings Of Certain Subsidiaries Abstract
Reorganization Proceedings of Certain Subsidiaries

NOTE N – REORGANIZATION PROCEEDINGS OF CERTAIN SUBSIDIARIES

General — Bondex and SPHC are defendants in various asbestos-related bodily injury lawsuits filed in various state courts. These cases generally seek unspecified damages for asbestos-related diseases based on alleged exposures to asbestos-containing products.

On May 31, 2010, Bondex and its parent, SPHC, filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. SPHC is the parent company of Bondex and is also the parent company for various operating companies that are not part of the reorganization filing, including Chemical Specialties Manufacturing Corp.; Day-Glo Color Corp.; Dryvit Holdings, Inc.; Guardian Protection Products Inc.; Kop-Coat Inc.; TCI, Inc. and RPM Wood Finishes Group, Inc. SPHC and Bondex (the “filing entities”) took this action to permanently and comprehensively resolve all pending and future asbestos-related liability claims associated with Bondex and SPHC-related products. As a result of the filing, all Bondex and SPHC asbestos personal injury lawsuits have been stayed due to the imposition of an automatic stay applicable in bankruptcy cases. In addition, at the request of SPHC and Bondex, the bankruptcy court has entered orders staying all claims against RPM International Inc. and its affiliates that are derivative of the asbestos claims against SPHC and Bondex. Through the Chapter 11 proceedings, the filing entities intend ultimately to establish a trust in accordance with section 524(g) of the Bankruptcy Code and seek the imposition of a channeling injunction that will direct all future SPHC-related and Bondex-related claims to the trust. It is anticipated that the trust will compensate claims at appropriate values established by the trust documents and approved by the bankruptcy court. At this time, it is not possible to predict how long the proceedings will last, the form of any ultimate resolution or when an ultimate resolution might occur.

Prior to the bankruptcy filing, the filing entities had engaged in a strategy of litigating asbestos-related products liability claims brought against them. Claims paid during the year ended May 31, 2010, prior to the bankruptcy filing, were  $92.6 million, which included defense-related payments during the year of  $42.6 million. No claims have been paid since the bankruptcy filing and it is not contemplated that any claims will be paid until a plan of reorganization is confirmed and an asbestos trust is established and operating.

Prior to the Chapter 11 bankruptcy filing, we recorded asbestos-related contingent liabilities that included estimations of future costs, which by nature are subject to many uncertainties that may change over time, including (i) the ultimate number of claims filed; (ii) the amounts required to resolve both currently known and future unknown claims; (iii) the amount of insurance, if any, available to cover such claims, including the outcome of coverage litigation against the filing entities' third-party insurers; (iv) future earnings and cash flow of the filing entities; (v) the impact of bankruptcies of other companies whose share of liability may be imposed on the filing entities under certain state liability laws; (vi) the unpredictable aspects of the litigation process including a changing trial docket and the jurisdictions in which trials are scheduled; (vii) the outcome of any such trials including judgments or jury verdicts, as a result of our more aggressive defense posture, which included taking selective cases to verdict; (viii) the lack of specific information in many cases concerning exposure to products for which one of our subsidiaries is responsible and the claimants' diseases; (ix) potential changes in applicable federal and/or state law; and (x) the potential impact of various proposed structured settlement transactions or subsidiary bankruptcies by other companies, some of which are the subject of federal appellate court review, the outcome of which could have materially affected future asbestos-related liability estimates.

Historical Asbestos Liability Reserve — In fiscal 2006, management retained Crawford & Winiarski (“C&W”), an independent, third-party consulting firm with expertise in the area of asbestos valuation work, to assist it in calculating an estimate of Bondex's liability for unasserted-potential-future-asbestos-related claims. C&W's methodology to project Bondex's liability for unasserted-potential-future-asbestos-related claims included an analysis of: (a) a widely accepted forecast of the population likely to have been exposed to asbestos; (b) epidemiological studies estimating the number of people likely to develop asbestos-related diseases; (c) the historical rate at which mesothelioma incidences resulted in the payment of claims by Bondex; (d) the historical settlement averages to value the projected number of future compensable mesothelioma claims; (e) the historical ratio of mesothelioma-related indemnity payments to non-mesothelioma indemnity payments; and (f) the historical defense costs and their relationship with total indemnity payments. Based upon the results of this analysis, Bondex recorded an accrued liability for asbestos claims through 2016 as of May 31, 2006 of  $421.3 million. This amount was calculated on a pretax basis and was not discounted for the time value of money.

During the fiscal year ended May 31, 2008, the ten-year asbestos liability established as of May 31, 2006 was reviewed and evaluated. As part of that process, the credibility of epidemiological studies of Bondex's mesothelioma claims, first introduced to management by C&W some two-and-one-half years earlier, was validated. At the core of the evaluation process, and the basis of C&W's actuarial work on behalf of Bondex, is the Nicholson Study. The Nicholson Study is the most widely recognized reference in bankruptcy trust valuations, global settlement negotiations and the Congressional Budget Office's work done on the proposed FAIR Act in 2006. Based on our ongoing comparison of the Nicholson Study projections and Bondex's specific actual experience, which at that time continued to bear an extremely close correlation to the study's projections, the asbestos liability projection was extended out to the year 2028. C&W assisted in calculating an estimate of our liability for unasserted-potential-future-asbestos-related claims out to 2028. C&W projected that the cost of extending the asbestos liability to 2028, coupled with an updated evaluation of Bondex's current known claims to reflect its most recent actual experience, would be  $288.1 million. Therefore, management added  $288.1 million to the existing asbestos liability, which brought Bondex's total asbestos-related balance sheet liabilities at May 31, 2008 to  $559.7 million. On May 30, 2010, the day prior to the bankruptcy filing, Bondex had recorded an asbestos related product liability of  $397.7 million.

The table below illustrates movements in the Bondex asbestos liability for fiscal 2009 and 2010:

Asbestos Liability Movement
(Current and Long-Term)

(In thousands)	Balance at Beginning of Period	Additions to Asbestos Charge	Deductions (1)	Impact of Deconsolidation of SPHC (2)	Balance at End of Period

Year Ended May 31, 2010	$490,328		$92,621	$(397,707)	$-

Year Ended May 31, 2009	559,745		69,417		490,328

(1) Deductions include payments for defense-related costs and amounts paid to settle claims.

(2) During the year ended May 31, 2010, SPHC and Bondex filed Chapter 11 reorganization proceedings in the U.S. Bankruptcy Court for the District of Delaware, and as a result, were deconsolidated from our results, as required. Refer to Note A(2) for further information.

This liability, as a result of the accounting for the deconsolidation of SPHC and its subsidiaries set forth in Note A(2), is no longer included in RPM International Inc.'s Consolidated Balance Sheet, effective May 31, 2010.

Insurance Coverage Litigation — During calendar year 2003, the filing entities' third-party insurers claimed exhaustion of coverage. On July 3, 2003, certain of our subsidiaries, including the filing entities, filed the case of Bondex International, Inc. et al. v. Hartford Accident and Indemnity Company et al., Case No. 1:03-cv-1322, in the United States District Court for the Northern District of Ohio, for declaratory judgment, breach of contract and bad faith against the named third-party insurers, challenging their assertion that their policies covering asbestos-related claims had been exhausted. On December 1, 2008, the trial court denied the plaintiffs' motions for partial summary judgment and granted the defendants' motions for summary judgment against plaintiffs, including the filing entities, and entered judgment on all remaining claims and counterclaims, and dismissed the action. Plaintiffs, including the filing entities, appealed the trial court's decision to the U.S. Court of Appeals for the Sixth Circuit, which appeal is currently pending. The Sixth Circuit had initially stayed the appeal as a result of the bankruptcy filing, but has since lifted the stay and the appeal process has resumed. Plaintiffs' brief was filed on March 30, 2011, and the defendants' reply briefs were filed on May 31, 2011. Bondex has not included any potential benefits from the ongoing insurance coverage litigation in calculating its asbestos liability. RPM International Inc. is not a party to this insurance litigation.

Debtor-in-Possession (“DIP”) Financing — In connection with the bankruptcy filing, SPHC, Bondex and certain of SPHC's subsidiaries entered into a three-year,  $40.0 million DIP Credit facility (the “DIP Credit Facility”) with Wachovia Capital Finance Corporation (New England). The Bankruptcy Court approved this facility, and granted Wachovia a super priority administrative expense claim for all amounts owed under the facility. The facility is secured by security interests and liens in virtually all of the real and personal property and assets of Bondex, SPHC and certain of SPHC's subsidiaries. The DIP Credit Facility generally permits borrowings for working capital, capital expenditures and other general corporate purposes. The DIP Credit Facility also imposes certain financial and non-financial covenants on SPHC and its subsidiaries. RPM International Inc. is not a party to the DIP Credit Facility and it has not guaranteed obligations under such facility.

Financial Results and Reorganization Items — The SPHC condensed consolidated financial statements set forth below have been prepared in conformity with ASC 852, Reorganizations (“ASC 852”).

Specialty Products Holding Corp.
Consolidated Statements of Income
(In thousands)

Year Ended May 31,	2010	2009

Net Sales	$301,142	$314,038
Net sales to RPM	18,431	15,084
Total net sales	319,573	329,122
Cost of sales	203,082	213,310
Gross profit	116,491	115,812
Selling, general & administrative expenses	100,080	99,991
Interest expense	22	9
Investment (income), net	(266)	(415)
Income before income taxes	16,655	16,227
Provision for income taxes	5,520	5,528
Net income	$11,135	$10,699

Specialty Products Holding Corp.
Condensed Consolidated Balance Sheet
(In thousands)
		May 31, 2010

Current Assets		$130,155
Property, Plant and Equipment, Net		45,839
Other Assets		299,779
Total Assets		$475,773

Other Current Liabilities		$38,810
Asbestos-Related Liabilities, Current		20,000
Other Long-Term Liabilities		31,310
Due to RPM, Net (1)		122,275
Asbestos-Related Liabilities, Long-Term		377,707
Total Stockholders' Equity (Deficit)		(114,329)
Total Liabilities and Stockholders' Equity (Deficit)		$475,773

(1) As of May 30, 2010, the day prior to the bankruptcy filing, SPHC and its subsidiaries had intercompany payables of approximately $209.6 million and intercompany receivables to and from other entities within the RPM group of companies (other than subsidiaries of SPHC) of approximately $87.3 million.

SPHC and its subsidiaries routinely engage in intercompany transactions with other entities within RPM in the ordinary course of business, including services provided by RPM International Inc. to SPHC and its subsidiaries under an administrative services agreement. These services include risk management and insurance services, benefits administration, IT services, legal services, environmental, health and safety compliance management, tax planning and compliance services, treasury and cash management, various accounting services, including preparation of accounting books and financial statement preparation, internal audit services, benefits associated with group purchasing of various supplies and equipment, and consulting services associated with various business development activities. The Bankruptcy Court has approved this administrative services agreement.

As a result of their bankruptcy filing, SPHC and Bondex are precluded from paying dividends to shareholders and from making payments on any pre-bankruptcy filing accounts or notes payable that are due and owing to any other entity within the RPM group of companies (the “Pre-Petition Intercompany Payables”) or other pre-petition creditors during the pendency of the bankruptcy case, without the Bankruptcy Court's approval. Moreover, no assurances can be given that any of the Pre-Petition Intercompany Payables will ever be paid or otherwise satisfied.

When SPHC emerges from the jurisdiction of the Bankruptcy Court, the subsequent accounting will be determined based upon the applicable circumstances and facts at such time, including the terms of any plan of reorganization.

SPHC has assessed its liquidity position as a result of the bankruptcy filing and believes that it can continue to fund its and its subsidiaries' operating activities and meet its debt and capital requirements for the foreseeable future. The SPHC condensed consolidated financial information set forth above has been prepared on a going concern basis, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the ordinary course of business.

CONTINGENCIES AND OTHER ACCRUED LOSSES	12 Months Ended
May 31, 2011
Commitments And Contingencies Disclosure Abstract
Contingencies and other accrued losses

NOTE O — CONTINGENCIES AND OTHER ACCRUED LOSSES

Accrued loss reserves consist of the following::

May 31,	2011	2010

(In thousands)
Accrued product liability reserves	$37,941	$47,811
Accrued warranty reserves	15,347	14,918
Accrued environmental reserves	4,357	3,084

Total accrued loss reserves - Current	$57,645	$65,813

Accrued product liability reserves - noncurrent	$2,905	$4,331
Accrued warranty liability - noncurrent	1,849	2,684
Accrued environmental reserves - noncurrent	4,693	4,408

Total accrued loss reserves - Noncurrent	$9,447	$11,423

We provide, through our wholly-owned insurance subsidiaries, certain insurance coverage, primarily product liability coverage, to our other subsidiaries. Excess coverage is provided by third-party insurers. Our reserves provide for these potential losses as well as other uninsured claims.

We also offer warranty programs at several of our industrial businesses and have established a product warranty liability. We review this liability for adequacy on a quarterly basis and adjust it as necessary. The primary factors that could affect this liability may include changes in the historical system performance rate as well as the costs of replacement. Provision for estimated warranty costs is recorded at the time of sale and periodically adjusted, as required, to reflect actual experience. It is probable that we will incur future losses related to warranty claims we have received but that have not been fully investigated and related to claims not yet received, which are not currently estimable due to the significant number of variables contributing to the extent of any necessary remediation. While our warranty liability represents our best estimate at May 31, 2011, we can provide no assurances that we will not experience material claims in the future or that we will not incur significant costs to resolve such claims beyond the amounts accrued or beyond what we may recover from our suppliers. Product warranty expense is recorded within selling, general and administrative expense.

The following table includes the changes in our accrued warranty balances:

Year Ended May 31,	2011	2010	2009

(In thousands)
Beginning Balance	$17,602	$18,993	$8,055
Deductions (1)	(20,335)	(23,209)	(16,215)
Provision charged to SG&A expense	19,899	24,897	27,153
Acquisitions	30	46
Impact of deconsolidation of SPHC	-	(3,125)

Ending Balance	$17,196	$17,602	$18,993

(1) Primarily claims paid during the year.

In addition, like other companies participating in similar lines of business, some of our subsidiaries are involved in several proceedings relating to environmental matters. It is our policy to accrue remediation costs when it is probable that such efforts will be required and the related costs can be reasonably estimated. These liabilities are undiscounted.

SEGMENT INFORMATION	12 Months Ended
May 31, 2011
Segment Reporting Disclosure Abstract
Segment Reporting Disclosure Text Block

NOTE P — SEGMENT INFORMATION

We operate a portfolio of businesses and product lines that manufacture and sell a variety of specialty paints, protective coatings and roofing systems, sealants and adhesives. We manage our portfolio by organizing our businesses and product lines into two reportable segments: the industrial reportable segment and the consumer reportable segment. Within each reportable segment, we aggregate several operating segments that consist of individual groups of companies and product lines, which generally address common markets, share similar economic characteristics, utilize similar technologies and can share manufacturing or distribution capabilities. Our five operating segments represent components of our business for which separate financial information is available that is utilized on a regular basis by our chief executive officer in determining how to allocate the assets of the company and evaluate performance. These five operating segments are each managed by an operating segment manager, who is responsible for the day-to-day operating decisions and performance evaluation of the operating segment's underlying businesses.

Our industrial reportable segment products are sold throughout North America and also account for the majority of our international sales. Our industrial product lines are sold directly to contractors, distributors and end-users, such as industrial manufacturing facilities, public institutions and other commercial customers. This reportable segment comprises three separate operating segments — Building Solutions Group, Performance Coatings Group and RPM2 Group. Products and services within this reportable segment include construction chemicals; roofing systems; weatherproofing and other sealants; polymer flooring; edible coatings and specialty glazes for pharmaceutical, cosmetic and food industries; and other specialty chemicals.

Our consumer reportable segment manufactures and markets professional use and do-it-yourself (“DIY”) products for a variety of mainly consumer applications, including home improvement and personal leisure activities. Our consumer segment's major manufacturing and distribution operations are located primarily in North America, along with a few locations in Europe. Consumer segment products are sold directly to mass merchandisers, home improvement centers, hardware stores, paint stores, craft shops and to other smaller customers through distributors. This reportable segment comprises two operating segments — DAP Group and Rust-Oleum Group. Products within this reportable segment include specialty, hobby and professional paints; caulks; adhesives; silicone sealants and wood stains.

In addition to our two reportable segments, there is a category of certain business activities and expenses, referred to as corporate/other, that does not constitute an operating segment. This category includes our corporate headquarters and related administrative expenses, results of our captive insurance companies, gains or losses on the sales of certain assets and other expenses not directly associated with either reportable segment. Assets related to the corporate/other category consist primarily of investments, prepaid expenses, deferred pension assets, and headquarters' property and equipment. These corporate and other assets and expenses reconcile reportable segment data to total consolidated income before income taxes, identifiable assets, capital expenditures, and depreciation and amortization.

We reflect income from our joint ventures on the equity method, and receive royalties from our licensees. Total income from royalties and joint ventures amounted to approximately  $2.3 million,  $2.7 million and  $3.1 million for the years ended May 31, 2011, 2010 and 2009, respectively, and are therefore included as an offset to selling, general and administrative expenses.

The following tables reflect the results of our reportable segments consistent with our management philosophy, and represent the information we utilize, in conjunction with various strategic, operational and other financial performance criteria, in evaluating the performance of our portfolio of businesses.

Year Ended May 31	2011	2010	2009
(In thousands)
Net Sales
Industrial	$2,259,809	$2,328,194	$2,367,401
Consumer	1,122,032	1,084,522	1,000,766
Total	$3,381,841	$3,412,716	$3,368,167
Income (Loss) Before Income Taxes
Industrial (d)
Income Before Income Taxes (a)	$232,544	$225,528	$180,395
Interest (Expense), Net (b)	(3,304)	(1,709)	(582)
EBIT (c)	$235,848	$227,237	$180,977
Consumer
Income Before Income Taxes (a)	$146,035	$147,019	$97,279
Interest (Expense), Net (b)	63	37	(4,623)
EBIT (c)	$145,972	$146,982	$101,902
Corporate/Other
Income Before Income Taxes (a)	$(83,526)	$(104,093)	$(96,806)
Interest (Expense), Net (b)	(46,504)	(50,025)	(55,049)
EBIT (c)	$(37,022)	$(54,068)	$(41,757)
Consolidated
Income Before Income Taxes (a)	$295,053	$268,454	$180,868
Interest (Expense), Net (b)	(49,745)	(51,697)	(60,254)
EBIT (c)	$344,798	$320,151	$241,122

Identifiable Assets
Industrial	$1,992,143	$1,666,005	$1,778,526
Consumer	1,195,849	1,135,211	1,187,633
Corporate/Other	327,037	202,808	443,762
Total	$3,515,029	$3,004,024	$3,409,921

Capital Expenditures
Industrial	$29,687	$17,887	$34,603
Consumer	9,665	4,400	19,828
Corporate/Other	474	954	555
Total	$39,826	$23,241	$54,986

Depreciation and Amortization
Industrial	$46,352	$56,104	$55,793
Consumer	24,954	26,771	27,996
Corporate/Other	1,447	1,378	1,355
Total	$72,753	$84,253	$85,144

(a)       The presentation includes a reconciliation of Income (Loss) Before Income Taxes, a measure defined by Generally Accepted Accounting Principles (GAAP) in the United States, to EBIT.

(b)       Interest (expense), net includes the combination of interest expense and investment expense (income), net.

(c)       EBIT is defined as earnings (loss) before interest and taxes. We evaluate the profit performance of our segments based on income before income taxes, but also look to EBIT as a performance evaluation measure because interest expense is essentially related to corporate acquisitions, as opposed to segment operations. For that reason, we believe EBIT is also useful to investors as a metric in their investment decisions. EBIT should not be considered an alternative to, or more meaningful than, operating income as determined in accordance with GAAP, since EBIT omits the impact of interest and taxes in determining operating performance, which represent items necessary to our continued operations, given our level of indebtedness and ongoing tax obligations. Nonetheless, EBIT is a key measure expected by and useful to our fixed income investors, rating agencies and the banking community, all of whom believe, and we concur, that this measure is critical to the capital markets' analysis of our segments' core operating performance. We also evaluate EBIT because it is clear that movements in EBIT impact our ability to attract financing. Our underwriters and bankers consistently require inclusion of this measure in offering memoranda in conjunction with any debt underwriting or bank financing. EBIT may not be indicative of our historical operating results, nor is it meant to be predictive of potential future results.

(d)       Our industrial reportable segment results for fiscal 2009 reflect the impact of impairment losses resulting from the reduction in carrying values of goodwill and other intangible assets, totaling  $15.5 million (see Note B to the Consolidated Financial Statements).

Year Ended May 31,	2011	2010	2009
(In thousands)
Net Sales
United States	$1,983,238	$2,148,893	$2,161,494
Foreign
Canada	330,613	308,395	260,928
Europe	812,735	728,118	734,853
Other Foreign	255,255	227,310	210,892
Total Foreign	1,398,603	1,263,823	1,206,673
Total	$3,381,841	$3,412,716	$3,368,167

Long-Lived Assets (a)
United States	$965,235	$966,453	$1,171,288
Foreign
Canada	137,380	127,672	128,888
Europe	497,091	415,411	424,119
Other Foreign	47,353	44,327	40,210
Total Foreign	681,824	587,410	593,217
Total	$1,647,059	$1,553,863	$1,764,505

(a) Long-lived assets include all non-current assets, excluding non-current deferred income taxes.

QUARTERLY INFORMATION (UNAUDITED)	12 Months Ended
May 31, 2011
Quarterly Financial Data Abstract
Quarterly Financial Information Text Block

NOTE Q - QUARTERLY INFOR MATION (UNAUDITED)

The following is a summary of the quarterly results of operations for the years ended May 31, 2011 and 2010:

	For Quarter Ended

(In thousands, except per share amounts)	August 31	November 30		February 28		May 31

2011

Net Sales	$894,810	$826,343		$678,920		$981,768

Gross Profit	$375,426	$339,497		$269,518		$416,426

Net Income Attributable to
RPM International Inc. Stockholders	$68,996	$48,791		$1,097		$70,174

Basic Earnings Per Share	$0.53	$0.38		$0.01		$0.54

Diluted Earnings Per Share	$0.53	$0.38		$0.01	(a)	$0.54

Dividends Per Share	$0.205	$0.210		$0.210		$0.210

(In thousands, except per share amounts)	August 31	November 30		February 28		May 31

2010

Net Sales	$915,953	$858,658		$666,594		$971,511

Gross Profit	$393,830	$363,211		$259,832		$418,502

Net Income Attributable to
RPM International Inc. Stockholders	$73,025	$55,893		$(9,400)		$60,519

Basic Earnings Per Share	$0.57	$0.44		$(0.07)		$0.47

Diluted Earnings Per Share	$0.57	$0.43	(a)	$(0.07)	(a)	$0.47

Dividends Per Share	$0.200	$0.205		$0.205		$0.205

(a) For the quarters ended November 30, 2009, February 28, 2010 and February 28, 2011, the treasury stock method was utilized for the purpose of computing diluted earnings per share, as the result under the two-class method would have been less dilutive.

Quarterly earnings per share may not total to the yearly earnings per share due to the weighted-average number of shares outstanding in each quarter.

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES	12 Months Ended
May 31, 2011
Valuation And Qualifying Accounts Abstract
Schedule Of Valuation And Qualifying Accounts Disclosure Text Block
											SCHEDULE II
RPM International Inc. and Subsidiaries
Valuation And Qualifying Accounts and Reserves

			Additions		Acquisitions
			Charged to		(Disposals)
	Balance at		Selling,		of Businesses					Impact of		Balance at
	Beginning		General and		and		(Deductions)		Deconsolidation			End
(In thousands)	of Period		Administrative	Reclassifications			Additions			(4)		of Period
Year Ended May 31, 2011
Current:
Allowance for doubtful accounts	$20,525		$10,916	$			$(3,844)	(1)	$			$27,597
Accrued product liability reserves	$47,811		$(1,430)		$(2,525)		$(5,915)	(2)	$			$37,941
Accrued loss reserves	$3,084		$2,504	$			$(1,231)	(2)	$			$4,357
Noncurrent:
Accrued product liability	$4,331		$(57)	$			$(1,369)	(2)	$			$2,905
Environmental reserves	$4,408		$115	$			$170	(2)	$			$4,693
Year Ended May 31, 2010
Current:
Allowance for doubtful accounts	$22,934		$9,053		$-		$(8,581)	(1)		$(2,881)	(4)	$20,525
Accrued product liability reserves	$51,453		$12,714		$-		$(10,709)	(2)		$(5,647)	(4)	$47,811
Accrued loss reserves	$6,947		$65		$(564)	(3)	$(3,215)	(2)		$(149)	(4)	$3,084
Asbestos-related liabilities	$65,000	$			$(45,000)	(3)	$-			$(20,000)	(4)	$-
Noncurrent:
Accrued product liability	$7,067		$348		$-		$(3,084)	(2)		$-		$4,331
Environmental reserves	$3,846		$3,193		$564	(3)	$(2,080)	(2)		$(1,115)	(4)	$4,408
Asbestos-related liabilities	$425,328		$-		$45,000	(3)	$(92,621)	(2)		$(377,707)	(4)	$-
Year Ended May 31, 2009
Current:
Allowance for doubtful accounts	$24,554		$7,465		$-		$(9,085)	(1)		$-		$22,934
Accrued product liability reserves	$56,500		$4,432		$-		$(9,479)	(2)		$-		$51,453
Accrued loss reserves	$7,426		$(2,726)		$3,118	(3)	$(871)	(2)		$-		$6,947
Asbestos-related liabilities	$65,000		$-		$69,417	(3)	$(69,417)	(2)		$-		$65,000
Noncurrent:
Accrued product liability	$8,518		$797		$-		$(2,248)	(2)		$-		$7,067
Environmental reserves	$5,455		$375		$(3,118)	(3)	$1,134	(2)		$-		$3,846
Asbestos-related liabilities	$494,745		$-		$(69,417)	(3)	$-			$-		$425,328
(1) Uncollectible accounts written off, net of recoveries
(2) Primarily claims paid during the year, net of insurance contributions
(3) Primarily transfers between current and noncurrent
(4) Reflects the impact of the deconsolidation of SPHC as of May 31, 2010. Refer to Note A(2) and Note I to the Consolidated Financial Statements for the
fiscal year ended May 31, 2011 for further information.